As filed with the Securities and Exchange Commission on September 27, 2024

Securities Act Registration No. 333-280961

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM N-2
Registration Statement under the Securities Act of 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

___________________________

Palmer Square Capital BDC Inc.
(Exact Name of Registrant as Specified in Charter)

___________________________

1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205
(Address of Principal Executive Offices)

(816) 994-3200
(Registrant’s Telephone Number, Including Area Code)

Christopher D. Long
Chief Executive Officer
1900 Shawnee Mission Parkway, Suite 315
Mission Woods, KS 66205
(Name and Address of Agent for Service)

___________________________

Copies to:

Harry S. Pangas, Esq. Cynthia R. Beyea, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006 Telephone: (202) 261-3300

___________________________

Approximate Date of Commencement of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box ☐

If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan, check the following box ☒

If this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto, check the following box ☒

If this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934).
☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED SEPTEMBER 27, 2024

PRELIMINARY PROSPECTUS

$150,000,000

PALMER SQUARE CAPITAL BDC INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

__________________________

We are an externally managed, non-diversified closed-end management investment company that primarily lends to and invests in corporate debt securities, including small to large private U.S. companies, and has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act”. Our investment objective is to maximize total return, comprised of current income and capital appreciation. Our current investment focus is guided by two strategies that facilitate our investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in collateralized loan obligation structured credit funds, or “CLOs”, that typically own corporate debt securities, including in the equity and junior debt tranches of CLOs. We may also receive warrants or other rights to acquire equity or similar securities or otherwise purchase such securities in connection with making a debt investment in a company.

We are managed by our investment adviser, Palmer Square BDC Advisor LLC (the “Investment Advisor”), a majority-owned subsidiary of Palmer Square Capital Management LLC (“PSCM”) and an investment adviser registered under the Investment Advisers Act of 1940, as amended, or the “Advisers Act”.

We may offer, from time to time, in one or more offerings or series, up to $150,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

In the event we offer common stock, the net proceeds we receive on a per share basis, before offering expenses, will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may receive net proceeds on a per share basis, before offering expenses, that are less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the requisite approval of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission (the “SEC”) may permit.

The securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commission arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”.

Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “PSBD”. The reported closing price for our common stock on September 26, 2024 was $16.38 per share.

We are an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act, or JOBS Act, and, as such, are subject to reduced public company reporting requirements. See “Business — Implications of Being and Emerging Growth Company” for more information.

This prospectus contains important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information will be available by written or oral request and free of charge by contacting us at Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205, Attention: Investor Relations, on our website at www.palmersquarecap.com, or by calling us collect at (816) 994-3200. The SEC also maintains a website at www.sec.gov that contains this information.

Shares of closed-end investment companies that are listed on an exchange, including business development companies, or “BDCs”, frequently trade at a discount to their net asset value (“NAV”) per share. We intend to determine our NAV at the end of each month and disclose such determined monthly NAV or, in the case of a month-end that coincides with a quarter-end, an estimate of such monthly NAV via the filing of a current report on Form 8-K with the SEC within 20 days after each month-end. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in an offering made pursuant to this prospectus or any related prospectus supplement.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as “junk bonds,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Before investing in our securities, you should read the discussion of the material risks in “Risk Factors” of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is            , 2024.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under this shelf registration statement, we may offer, from time to time, in one or more offerings, up to $150,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. See “Plan of Distribution” for more information.

This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, please carefully read this prospectus, any accompanying prospectus supplement, any free writing prospectus and the documents incorporated by reference in this prospectus and any accompanying prospectus supplement.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.” Except for the documents incorporated by reference into this prospectus and any accompanying prospectus supplement, the references in this prospectus to the SEC’s website are not intended to and do not include or incorporate by reference into this prospectus the information on that website. Similarly, references to our website are not intended to and do not include or incorporate by reference into this prospectus the information on that website.

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus, in any accompanying prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any accompanying prospectus supplement and any free writing prospectus prepared by us or on our behalf or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus, in any accompanying prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates. Our financial condition, results of operations and prospects may have changed since any such date. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights certain information contained elsewhere in this prospectus or incorporated by reference into this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part.

Except as otherwise indicated or where the context suggests otherwise, the terms:

•        “we,” “us,” “our,” and the “Company” refer to Palmer Square Capital BDC Inc.;

•        “PSCM” refers collectively to Palmer Square Capital Management LLC and its subsidiaries and other affiliated entities;

•        “Investment Advisor” or “Palmer Square BDC Advisor” refers to Palmer Square BDC Advisor LLC, a majority-owned subsidiary of PSCM and our investment adviser; and

•        “Administrator” refers to the Investment Advisor in its capacity as our administrator.

Palmer Square Capital BDC

We are a financial services company that primarily lends to and invests in corporate debt securities of companies, including small to large private U.S. companies. Our investment objective is to maximize total return, comprised of current income and capital appreciation. Our current investment focus is guided by two strategies that facilitate our investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in collateralized loan obligation structured credit funds, or “CLOs”, that typically own corporate debt securities, including the equity and junior debt tranches of CLOs. We may also receive warrants or other rights to acquire equity or similar securities or otherwise purchase such securities in connection with making a debt investment in a company.

We were organized as a Maryland corporation on August 26, 2019 and are structured as an externally managed, non-diversified closed-end management investment company. We have elected to be regulated as a BDC under the 1940 Act. Beginning with our taxable year ended December 31, 2020, we have elected to be treated as a regulated investment company, or a “RIC”, under Subchapter M of the Internal Revenue Code of 1986, or the “Code”, and we expect to qualify as a RIC annually.

Our Investment Advisor and the Administrator

The Investment Advisor serves as our investment adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) with us and manages our day-to-day operations and provides us with investment advisory and management services and certain administrative services, subject to the overall supervision of our board of directors (the “Board”). The investment team (the “Investment Team”) of the Investment Advisor is responsible for identifying investment opportunities, conducting research and due diligence on prospective investments, structuring our investments and monitoring and servicing our investments. As of June 30, 2024, the Investment Team was comprised of 30 investment professionals, all of whom dedicate a substantial portion of their time to the Company. The Investment Advisor believes that it has experienced support personnel, including individuals with expertise in risk management, legal, accounting, tax, information technology and compliance, among others.

The Investment Team employs a blend of top-down and granular, bottom-up fundamental credit analysis. The senior members of the Investment Team have been actively involved in the alternative credit investing market for an average of 21 years and have built strong relationships with private equity sponsors, banks and financial intermediaries. The Investment Advisor has an investment committee, or the “Investment Committee”, comprised of four members that is responsible for approving all of our investments and is responsible for the day-to-day management of the portfolio. The Investment Committee is chaired by Angie K. Long, and the other members of the Investment Committee are Christopher D. Long, Matthew L. Bloomfield and Jeffrey D. Fox.

The Investment Advisor has entered into a Resource Sharing Agreement, or the “Resource Sharing Agreement”, with PSCM, pursuant to which PSCM provides the Investment Advisor with access to the resources of PSCM, including the Investment Team, so as to enable the Investment Advisor to fulfill its obligations under the Advisory Agreement. Through the Resource Sharing Agreement, the Investment Advisor capitalizes on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of PSCM’s investment professionals.

PSCM had approximately $30.7 billion in assets under management as of June 30, 2024, with approximately $4.2 billion in assets under management in opportunistic strategies (which includes us), approximately $3.4 billion in assets under management in income/short duration strategies and approximately $23.1 billion in assets under management in private credit/structured credit issuance strategies. PSCM and its affiliates, including the Investment Advisor, manage portfolios of both corporate credit and structured credit as well as diverse strategies designed with the intent to achieve high risk-adjusted returns over market cycles. We believe PSCM’s experience in analyzing companies and investment structures provides a sustainable competitive advantage over other firms. PSCM is 100% management owned and is led by Christopher D. Long and Angie K. Long. The firm is an SEC registered investment adviser.

The Investment Advisor, in its capacity as Administrator, provides the administrative services necessary for us to operate pursuant to an administration agreement between us and the Administrator, or the “Administration Agreement”.

Market Opportunity

We believe that existing market conditions, including those set forth below, have combined to create an attractive investment environment for us:

Large Addressable Market Opportunity.    Macro volatility resulting from geopolitical tensions, inflationary pressures and rising interest rates has led to increased opportunities in the secondary loan market, in addition to presenting higher yielding opportunities in the private credit markets. As of the date of this prospectus, we believe the pipeline for the primary loan market is building as debt capital markets have become more active in the past few months. In addition, we also believe demand for floating rate loans has remained strong due to the meaningful increase in yields.

Risk Adjusted Returns.    Broadly-syndicated fixed and floating rate loans and corporate debt provides an opportunity set that the Investment Team believes offers an attractive, risk-adjusted return, including through NAV growth from current portfolio market price improvement and total return opportunities for broadly syndicated loans. Specifically, the Investment Team, believes it can mitigate risk and achieve our investment objective by: (i) seeking the best relative value, which may equate to buying new loans or other corporate debt issuances at a discount or purchasing in the secondary market, and (ii) seeking to buy loans or other corporate debt issuances that the Investment Team believes have strong fundamentals and low default risk and are capable of withstanding significant downward pricing pressure.

Expansion of Corporate Debt Market.    The corporate debt market segment on which the Investment Team focuses is industry diverse and large, and includes small to large U.S. companies. In addition, we believe that private equity sponsors have a large pool of uninvested private equity capital. The Investment Team believes private equity firms are poised to deploy meaningful amounts of capital, thus creating ongoing investment opportunities for private lenders such as us.

Regulatory Environment and Opportunity for Alternative Lenders.    Traditional banks have reduced their lending activities to smaller private companies in recent years and bank stakeholders, including shareholders, lenders and regulators, continue to exert pressure to contain the amount of these types of assets held on bank balance sheets. Examples of this include continued focus by these stakeholders on the amount of assets whose fair value cannot be determined by using observable measures, or “Level 3 assets,” held on bank balance sheets. As a result of decreased lending by banks to smaller private companies, the Investment Team believes there are increased opportunities for alternative lenders such as us.

CLO Equity and Debt.    The Investment Team believes that CLO equity and debt has been a tremendous source of returns for investors historically and has the potential to offer investors high cash on cash returns with low credit risk and low correlation to traditional assets classes. Because CLO securities are floating rate instruments designed to mitigate interest rate sensitivity, investors may not directly suffer the same adverse effects that other asset classes may experience due to rising interest rates. The Investment Team has a strong track record of investing in CLO equity and debt, and believes CLO investments continue to offer attractive relative value.

Investment Criteria and Principal Strategies

Our investment objective is to maximize total return, comprised of current income and capital appreciation. However, no assurance can be given that our investment objective will be achieved, and investment results may vary substantially on a monthly, quarterly and annual basis. Our current investment focus is guided by two strategies that facilitate our investment opportunities and core competencies: (1) investing in corporate debt securities and, to a lesser extent, (2) investing in CLO structured credit funds that typically own corporate debt securities, including the equity and junior debt tranches of CLOs. We seek to invest in credit and other assets that the Investment Advisor believes have strong structural protections, limited downside, and low long-term beta, or volatility, in comparison to systemic risk within the broader credit and equity markets. A significant portion of the loans in which we may invest or obtain exposure to through our investments in structured securities may be deemed “Covenant-Lite Loans,” which means the loans contain fewer or no maintenance covenants compared to other loans and do not include terms which allow the lender to declare a default if certain covenants are breached.

We seek to achieve our investment objective by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. We are routinely pursuing multiple investment opportunities, including primary purchases of newly issued securities and secondary purchases of securities on the open market. While the structure of our investments may vary, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. As of June 30, 2024, our Investment Advisor believes that our investment strategies are positioned to continue to benefit investors for the following three reasons: attractive yields, with a bias for high quality, short duration and liquid credits; the ability to rotate investments to take advantage of dislocations as they arise; and balance fundamentals and default risk with valuation.

In addition, to a lesser extent, portfolio investments may also include, but are not limited to, corporate structured credit, cash and synthetic CLOs, including the equity and junior debt tranches of CLOs, collateralized debt obligations, or “CDOs”, swaps, asset backed securities, corporate bonds of large U.S. and non-U.S. companies, corporate bank loans, preferred stock, municipal bonds or loans and convertible securities.

The securities in which we invest may not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as “junk bonds,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Our debt investments may generally range in maturity from three to seven years.

Implications of Being an Emerging Growth Company

We currently are, and expect to remain, an “emerging growth company,” as that term is used in the Jumpstart Our Business Startups Act, or the “JOBS Act,” until the earliest of:

•        up to five years measured from the date of the first sale of common stock pursuant to this registration statement;

•        the last day of the first fiscal year in which our annual gross revenues are $1.235 billion or more;

•        the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt securities; and

•        the date that we become a “large-accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of June 30th of any year.

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act of 2002, or the “Sarbanes-Oxley Act”, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected.

In addition, as an emerging growth company, we have elected to take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”) and Section 13(a) of the Exchange Act for complying with new or revised accounting standards.

Risks Associated with Our Business

Our business is subject to numerous risks, as described in the section titled “Risk Factors” in the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the documents that are incorporated by reference into this prospectus, including the section titled “Risk Factors” included in our most recent Annual Report on Form 10-K, as well as in subsequent filings with the SEC.

Company Information

Our principal executive offices are located at 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205, and our telephone number is (816) 994-3200. PSCM also maintains a research office in London, UK. Our corporate website is located at www.palmersquarecap.com. Information on our website is not incorporated into or a part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.
Stockholder transaction expenses (as a percentage of offering price):
Sales load	0.00	%(1)
Offering expenses	0.00	%(2)
Dividend reinvestment plan expenses	0.00	%(3)
Total stockholder transaction expenses	0.00%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	1.75	%(4)
Incentive fees payable under the Investment Advisory Agreement (12.5% of net investment income)	1.66	%(5)
Interest payments on borrowed funds	11.14	%(6)
Other expenses	0.77	%(7)
Total annual expenses (estimated)	15.32%

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(1)       The amounts set forth in this table do not reflect the impact of any sales load, sales commission or other offering expenses borne by us and our stockholders. In the event that securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus or prospectus supplement will disclose the applicable sales load.

(2)       The prospectus supplement corresponding to each offering will disclose the applicable estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)       The expenses of the dividend reinvestment plan are included in “Other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”

(4)       Our base management fee is calculated on an annual rate of 1.75% of the average value of the weighted average total net assets at the end of each of our two most recently completed calendar quarters. For purposes of this table, we have assumed that we maintain no cash or cash equivalents.

(5)       The amount above reflects the estimated incentive fee based on performance under the terms of the Advisory Agreement. The incentive fee payable to our Investment Advisor will be based on our performance and will not be paid unless we achieve certain goals.

(6)       Interest payments on borrowed funds represents an estimate of our annualized interest expense based on our total borrowings as of June 30, 2024. For the three months ended March 31, 2024, the weighted average effective interest rate for total outstanding debt was 6.94%. We may borrow additional funds from time to time to make investments based on our Investment Advisor’s assessment of market conditions and other factors at the time of any proposed borrowing. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)       “Other expenses” includes estimated overhead expenses, including payments under the Administration Agreement with our Administrator, and is estimated for the current fiscal year.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above.
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$120	$334	$520	$883

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Advisory Agreement is not included in the example due to the uncertainty regarding whether or not the incentive fee would be payable given that it is dependent on the Company’s future performance. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes reinvestment of all distributions at NAV. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The information in Note 11 to our audited consolidated financial statements appearing in our most recent Annual Report on Form 10-K is incorporated by reference herein.

RISK FACTORS

Investing in our securities involves a number of significant risks. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, our subsequently filed Quarterly Reports on Form 10-Q, and any subsequent filings we have made or will make with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including documents incorporated therein, that we may authorize for use in connection with this offering. The risks described in these documents are not the only ones we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also materially and adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, the NAV and the trading price of our securities could decline, and an investor may lose all or part of his, her or its investment. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. We have borrowed and intend to continue to borrow from, and may in the future issue debt securities to, banks, insurance companies and other lenders. Lenders of these funds will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instruments we may enter into with lenders. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make dividend payments on our common stock. Our ability to service any debt will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 150%. If this ratio declines below 150%, we will not be able to incur additional debt when it is otherwise advantageous or necessary for us to do so. The amount of leverage that we employ will depend on the Investment Advisor’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual results may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(36.50)%	(23.46)%	(10.41)%	2.63%	15.67%

____________

(1)       Assumes (i) $1.5 billion in total assets as of June 30, 2024, (ii) $1.4 billion in non-controlled, non-affiliated investments at fair value as of June 30, 2024, (iii) $822.8 million in outstanding indebtedness as of June 30, 2024, (iv) $548.8 million in net assets as of June 30, 2024 and (iv) weighted average interest rate of 6.95% on our indebtedness for the twelve months ended June 30, 2024.

Based on outstanding indebtedness of $822.8 million as of June 30, 2024, and the weighted average effective interest rate of 6.95%, our investment portfolio would have had to produce an annual return of approximately 3.99% to cover annual interest payments on outstanding debt.

FORWARD-LOOKING STATEMENTS

This prospectus, including the documents incorporated by reference herein contains, and any applicable prospectus supplement or free writing prospectus, including documents incorporated therein may contain, forward-looking statements that involve substantial known and unknown risks, uncertainties and other factors. Undue reliance should not be placed on such statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including:

•        our future operating results;

•        our business prospects and the prospects of our portfolio companies;

•        changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including the liquidity of certain banks;

•        uncertainty surrounding the financial and political stability of the United States, the United Kingdom, the European Union and China, and the wars between Russia and Ukraine, and Israel and Hamas;

•        the impact of fluctuations in interest rates and foreign exchange rates on our business and our portfolio companies;

•        rising levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest;

•        the ability of the Investment Advisor to locate suitable investments for us and to monitor and administer our investments;

•        the ability of the Investment Advisor and its affiliates to attract and retain highly talented professionals;

•        risk associated with possible disruptions in our operations or the economy generally, including a possible slowdown in the economy and risk of recession;

•        the timing of cash flows, if any, from the operations of the companies in which we invest;

•        the ability of the companies in which we invest to achieve their objectives;

•        our ability to continue to effectively manage our business due to the disruptions caused by global political and economic instability;

•        the dependence of our future success on the general economy and its effect on the industries in which we invest;

•        our ability to maintain our qualification as a BDC and as a RIC under the Code;

•        the use of borrowed money to finance a portion of our investments;

•        the adequacy, availability and pricing of our financing sources and working capital;

•        actual or potential conflicts of interest with the Investment Advisor and its affiliates;

•        our contractual arrangements and relationships with third parties;

•        loss of key personnel, and the illiquid nature of our investments; and

•        the risks, uncertainties and other factors we identify elsewhere in our most recent Annual Report on Form 10-K, in our other filings with the SEC that we make from time to time and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus.

Although we believe that the assumptions on which any forward-looking statements are based are reasonable, any of the assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus, including the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including documents incorporated therein, should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K, in our other filings with the SEC that we make from time to time and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus, the applicable prospectus supplement or free writing prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements. Because we are a BDC, the forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Sections 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from a sale of our securities in this offering to make investments in accordance with our investment objectives and strategies. Based on prevailing market conditions, we expect to invest the net proceeds from an offering of securities pursuant to this prospectus and a related prospectus supplement within three months. The precise timing will depend on the availability of investment opportunities that are consistent with our investment objectives and strategies. Until we are able to find such investment opportunities, we intend to invest any net proceeds of an offering primarily in cash, cash equivalents, U.S. government securities, money market funds and high-quality debt instruments maturing in one year or less from the time of investment.

Price range of common stock

Our common stock commenced trading on the NYSE under the symbol “PSBD” on January 18, 2024. The following table sets forth, for each fiscal quarter since our common stock commenced trading on the NYSE, (i) the NAV per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on the NYSE during the applicable period, and (iii) the closing high and low sales prices as a premium (discount) to NAV during the relevant period.
		Closing Sales Price(2)		Premium (Discount) of High Sales Price to NAV(3)	Premium (Discount) of Low Sales Price to NAV(3)
	NAV(1)	High	Low
Fiscal Year Ending December 31, 2024
Second Fiscal Quarter	$16.85	$16.83	$15.90	-0.1%	-5.6%
First Fiscal Quarter of 2024	$17.16	$16.76	$15.95	-2.3%	-7.1%

____________

(1)       NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)       Closing sales price as provided by the NYSE.

(3)       Calculated as of the respective high or low closing sales price divided by the quarter end NAV and subtracting 1.

On September 26, 2024, the reported closing sales price of our common stock was $16.38 per share. As of September 26, 2024, we had 228 stockholders of record, which did not include stockholders for whom shares are held in “nominee” or “street name”.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of our common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares offered hereby will trade at, above or below NAV.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II of our most recent Annual Report on Form 10-K and the information in “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part I of our most recent Quarterly Report on Form 10-Q is incorporated by reference herein.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of the fiscal quarter ended June 30, 2024 (unaudited) and the end of the fiscal year ended December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the audited consolidated financial statements for the year ended December 31, 2023, which include the December 31, 2023, December 31, 2022, December 31, 2021 and December 31, 2020 figures within the senior securities table is included in our most recent Annual Report on Form 10-K and is incorporated by reference herein.

Class and Period Ended	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in Millions)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Bank of America Credit Facility
June 30, 2024 (unaudited)	386.6	2,049.7	—	—
December 31, 2023	504.0	1,721.5	—	—
December 31, 2022	514.5	1,566.8	—	—
December 31, 2021	552.0	1,694.5	—	—
December 31, 2020	395.0	1,640.9
Wells Fargo Credit Facility
June 30, 2024 (unaudited)	136.3	2,049.7	—	—
December 31, 2023	136.3	1,721.5	—	—
December 31, 2022	126.8	1,566.8	—	—
December 31, 2021	100.0	1,694.5	—	—
December 31, 2020	0.0	1,640.9

____________

(1)       Total amount of each class of senior securities outstanding at the end of the period presented.

(2)       Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)       The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)       Not applicable because such senior securities are not registered for public trading.

BUSINESS

The information in “Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

REGULATION

We are subject to regulation as described in “Item 1. Business — Regulation as a Business Development Company” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

MANAGEMENT

The information contained under “Item 10. Directors, Executive Officers and Corporate Governance” in our most recent Annual Report on Form 10-K and under “Dollar Range of Securities Beneficially Owned by Directors” in our most recent definitive proxy statement on Schedule 14A is incorporated by reference herein.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our Investment Advisor and our Investment Advisor’s Investment Committee. The Investment Committee is chaired by Angie K. Long, and the other members of the Investment Committee are Christopher D. Long, Matthew L. Bloomfield and Jeffrey D. Fox. All members of the Investment Committee must approve each new investment that we make. The Investment Committee is assisted by additional investment professionals that comprise the Investment Team.

As of September 27, 2024, the members of our Investment Advisor’s Investment Committee were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets (in millions)	Number of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)
Christopher D. Long	Registered Investment Companies:	6	$1,638,782,118	0	$0
	Other Pooled Investment Vehicles:	62	$25,740,171,472	56	$23,394,413,482
	Other Accounts:	60	$2,377,918,109	0	$0
Angie K. Long	Registered Investment Companies:	6	$1,638,782,118	0	$0
	Other Pooled Investment Vehicles:	62	$25,740,171,472	56	$23,394,413,482
	Other Accounts:	86	$2,391,007,812	0	$0
Jeffrey D. Fox/	Registered Investment Companies:	0	$0	0	$0
Matthew L. Bloomfield	Other Pooled Investment Vehicles:	46	$22,347,296,434	46	$22,347,296,434
	Other Accounts:	0	$0	0	$0

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

The information in the section entitled “Investment Advisory Agreement” and “Incentive Fee” in Item 1 of our most recent Annual Report on Form 10-K is incorporated by reference herein. For the years ended December 31, 2023, 2022, and 2021, the Investment Advisor earned a base management fee of $8.4 million, $8.3 million, and $6.4 million, respectively, from us. The Investment Advisor was not entitled to an incentive fee prior to our initial public offering.

RELATED PARTY TRANSACTIONS, CERTAIN RELATIONSHIPS AND CONFLICTS OF INTEREST

The information contained under “Item 13. Certain Relationships and Related Transactions, and Director Independence” in our most recent Annual Report on Form 10-K is incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table shows information as of June 21, 2024, unless otherwise indicated, regarding the beneficial ownership of our common stock by: (i) each person that the Company believes beneficially holds more than 5% of the outstanding shares of common stock based solely on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act and Section 16 of the Exchange Act; (ii) each director and nominee; (iii) each executive officer of the Company; and (iv) all directors and executive officers as a group.

The percentage ownership is based on 32,570,906 shares of our common stock issued and outstanding as of June 21, 2024. Unless otherwise indicated, all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o Palmer Square Capital BDC Inc., Attention: Secretary, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Name and Address	Shares Owned(1)		Percentage of Common Stock Outstanding(2)
Christopher D. Long	98,005	(3)	*
Jeffrey D. Fox	10,992		*
Megan L. Webber	—		—
James W. Neville Jr.	—		—
Christopher C. Nelson	—		—
Angie K. Long	98,005	(3)	*
Scott A. Betz	5,595		*
Matthew L. Bloomfield	100,967		*
All directors and executive officers as a group (8 persons)	313,564		*
Excelsior Holdings D2 LLC(4)	3,730,065		11.45%
Alaris Master Fund, LP(5)	3,707,377		11.38%
Caravel Holdings LLC(6)	3,983,290		12.23%
Martin C. Bicknell(7)	2,954,714		9.07%
First Trust Capital Management L.P.(8)	2,611,579		8.02%

____________

*        Represents less than 1.0% of the issued and outstanding shares of our common stock as of June 21, 2024.

(1)      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2)      Based on a total of 32,570,906 shares of our common stock issued and outstanding as of June 21, 2024.

(3)      Includes 98,005 shares of our common stock indirectly held by the Angie K. Long Irrevocable Trust, for which Mr. Long and Ms. Long disclaim beneficial ownership except to the extent of his or her pecuniary interests therein.

(4)      As of June 21, 2024, Excelsior Holdings D2 LLC (“Excelsior”) owned 3,730,065 shares of our common stock. Excelsior Holdings D LLC, a Delaware limited liability company (“Holdings LLC”) is the managing member of Excelsior. As managing member of Excelsior, Holdings LLC exercises dispositive and voting power over the shares beneficially owned by Excelsior. The principal business address of each of Excelsior and Holdings LLC is 6000 France Ave. S., Suite 550, Minneapolis, Minnesota, 55435.

(5)      As of June 21, 2024, Alaris Master Fund LP owned 3,707,377 shares of our Common Stock. Alaris Capital, LLC is the general partner of Alaris Master Fund LP and may be deemed to be an indirect beneficial owner of the shares. The principal business address of each of Alaris Master Fund LP and Alaris Capital, LLC is 4900 Main Street, Suite 600, Kansas City, Missouri 64112.

(6)      Based on information provided in a Schedule 13G/A filed on October 18, 2021 and a Form 4 filed on October 18, 2021, Caravel Holdings LLC reported shared voting and dispositive power with respect to 3,983,290 shares of our Common Stock. The shares are owned directly by Caravel Holdings LLC, which is a wholly owned subsidiary of Seaboard Foods LLC, which is a wholly owned subsidiary of Seaboard Corporation. Seaboard Foods LLC and Seaboard Corporation may each be deemed to be an indirect beneficial owner of the shares. The principal business address of each of Caravel Holdings LLC, Seaboard Foods LLC and Seaboard Corporation is 9000 West 67th Street, Merriam, Kansas 66202.

(7)      As of June 21, 2024, Martin Christopher Bicknell beneficially owned 2,954,714 shares of our common stock. 1,562,896 shares are owned directly by 1248 Holdings, LLC and 1,391,817 shares are owned directly by BFFV19, LLC. Mr. Bicknell is the Elected Manager of each of the entities that collectively own all of the outstanding membership interests of BFFV19, LLC, and has sole voting and dispositive power over the shares owned by 1248 Holdings, LLC, and thus, Mr. Bicknell may be deemed to be an indirect beneficial owner of the shares owned by each of BFFV19, LLC and 1248 Holdings, LLC. The principal business address of each of BFFV19, LLC, 1248 Holdings, LLC and Mr. Bicknell is 5700 W 112th Street, Suite 500, Overland Park, Kansas 66211.

(8)      Based on information provided in a Schedule 13G filed on January 25, 2024, First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”) reported sole dispositive and voting power with respect to 2,122,165 shares of our Common Stock. FTCS and Sub GP may be deemed to control FTCM and therefore may be deemed to be beneficial owners of the Common Stock reported in the Schedule 13G. The principal business address of FTCM, FTCS and Sub GP is 225 W. Wacker Drive, 21st Floor, Chicago, IL 60606.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2024, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. As defined by the 1940 Act, we do not “control” any of the portfolio companies. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities.

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Debt Investments
First Lien Senior Secured(2)
888 Holdings PLC(4)(6)(8) Suite 601/701 Europort, Europort Road, GX11 1AA, Gibraltar	Hotels, Restaurants and Leisure	10.58% (S + CSA + 5.25%)	7/8/2028	$9,354,296	$9,083,372	$9,335,587	1.8%
AAdvantage Loyalty IP Ltd.(4)(8) 4333 Amon Carter Blvd, Fort Worth, TX 76155, United States	Insurance	10.34% (S + CSA + 4.75%)	4/20/2028	3,000,000	2,980,050	3,103,126	0.7%
AccentCare, Inc.(6)(8) 17855 North Dallas Pkwy Dallas, TX 75287, United States	Healthcare Providers and Services	9.33% (S + 4.00%)	9/20/2028	5,879,982	5,880,787	4,997,984	0.9%
Accession Risk Management Group, Inc.(10) 160 Federal Street, 4th Floor, Boston, Massachusetts 02110, United States	Insurance	11.35% (S + 6.00%)	11/1/2029	274,286	245,855	272,527	0.0%
Accession Risk Management Group, Inc. 160 Federal Street, 4th Floor, Boston, Massachusetts 02110, United States	Insurance	11.33% (S + 6.00%)	11/1/2029	2,284,980	2,284,980	2,279,268	0.4%
Accession Risk Management Group, Inc. 160 Federal Street, 4th Floor, Boston, Massachusetts 02110, United States	Insurance	10.98% (S + CSA + 5.50%)	11/1/2029	794,146	778,132	794,146	0.1%
Accession Risk Management Group, Inc.(7) 160 Federal Street, 4th Floor, Boston, Massachusetts 02110, United States	Insurance	10.98% (S + CSA + 5.50%)	11/1/2029	6,098,122	6,058,803	6,098,122	1.1%
Acrisure, LLC(6)(8) 5664 Prairie Creek Drive, Southeast, Caledonia, MI 49316, United States	Insurance	8.94% (L + 3.50%)	2/15/2027	13,695,837	13,666,234	13,695,906	2.5%
Ahead DB Holdings, LLC(6)(8) 401 N Michigan Ave, Suite 3400, Chicago, IL 60611, United States	IT Services	9.58% (S + 4.25%)	2/1/2031	4,470,000	4,428,732	4,490,271	0.8%
AI Aqua Merger Sub, Inc.,(6)(7)(8) 9399 W. Higgins Road, Rosemont, IL 60018, United States	Food Products	9.33% (S + 4.00%)	7/31/2028	10,530,772	10,532,336	10,561,416	1.9%
Aimbridge Acquisition Co., Inc.(6)(8) 5301 Headquarters Drive, Plano, TX 75024, United States	Hotels, Restaurants and Leisure	9.21% (S + CSA + 3.75%)	2/2/2026	8,142,462	7,990,014	7,975,541	1.5%
Alliant Holdings Intermediate LLC(6)(8) 18100 Von Karman Ave, 10th Floor, Irvine, CA 92612, United States	Insurance	8.84% (S + 3.50%)	11/6/2030	2,366,714	2,366,510	2,375,211	0.4%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Allied Universal Holdco LLC (6) (8) 1551 North Tustin Avenue, Suite 650, Santa Ana, CA 92705, United States	Professional Services	9.19% (S + CSA + 3.75%)	5/12/2028	9,792,155	9,774,231	9,765,569	1.8%
Allspring Buyer LLC(8) 1415 Vantage Park Dr, Suite 300. Charlotte, NC 28203, United States	Diversified Financial Services	9.38% (S + 4.00%)	11/1/2028	1,492,405	1,489,234	1,494,741	0.3%
Amentum Government Services Holdings LLC(6)(8) 4800 Westfields Blvd, Suite #400, Chantilly, VA 20151, United States	Aerospace and Defense	9.34% (S + 4.00%)	2/15/2029	5,880,000	5,863,168	5,913,075	1.1%
American Rock Salt Company LLC(6) 5520 Route 63, PO Box 190, Mount Morris, NY 14510, United States	Metals and Mining	9.61% (S + 4.00%)	6/9/2028	5,824,874	5,820,828	5,009,392	0.9%
Amynta Agency Borrower Inc. (Amynta Warranty Borrower Inc.)(6)(8) 909 3rd Avenue, 33rd Floor, New York, NY 10022, United States	Insurance	9.09% (S + CSA + 3.75%)	2/28/2028	10,517,454	10,357,483	10,555,948	1.9%
Ankura Consulting Group, LLC(6) 2000 K Street Northwest, 12th Floor, Washington, DC 20006, United States	Professional Services	9.56% (S + 4.25%)	3/17/2028	4,389,000	4,389,000	4,406,380	0.8%
AP Gaming I, LLC(4)(6)(8) 4809 Old Collinsville Rd, Belleville, IL, 62226-2014, United States	Hotels, Restaurants and Leisure	9.09% (S + 3.75%)	2/15/2029	8,329,645	8,242,464	8,399,947	1.5%
Aptean Inc(7)(11) 4325 Alexander Drive, Suite 100, Alpharetta, GA 30022-3740, United States	Software	10.57% (S + 5.25%)	1/30/2031	41,439	33,235	44,249	0.0%
Aptean Inc(7) 4325 Alexander Drive, Suite 100, Alpharetta, GA 30022-3740, United States	Software	10.59% (S + 5.25%)	1/30/2031	4,711,640	4,663,065	4,705,908	0.9%
AQA Acquisition Holding, Inc. (6) (8) 450 Artisan Way, Suite 400, Somerville, MA 02145, United States	Software	9.84% (S + CSA + 4.25%)	3/3/2028	10,297,493	10,229,895	10,336,109	1.9%
Aramsco, Inc.(7) 1480 Grandview Avenue, Paulsboro, NJ 08066, United States	Machinery	10.08% (S + 4.75%)	10/10/2030	5,350,946	5,263,680	5,372,571	1.0%
ARC Falcon I Inc.(6)(8) 1000 Holcomb Woods Parkway, Suite 342, Roswell, GA 30076, United States	Chemicals	8.94% (S + CSA + 3.50%)	8/31/2028	7,119,905	7,097,290	7,105,273	1.3%
Aretec Group, Inc.(6)(8) 200 North Pacific Coast Highway, El Segundo, CA 90245, United States	Diversified Financial Services	9.34% (S + 4.00%)	8/9/2030	8,942,475	8,814,414	8,988,126	1.6%
Aruba Investments, Inc.(6)(8) 1500 East Lake Cook Road, Buffalo Grove, IL 60089, United States	Chemicals	9.44% (S + CSA + 4.00%)	10/28/2027	7,974,385	7,937,220	7,924,545	1.4%
Ascend Learning, LLC(6)(8) 11161 Overbrook Road, Leawood, KS 66211, United States	Professional Services	8.94% (S + CSA + 3.50%)	11/18/2028	10,297,194	10,231,993	10,299,923	1.9%
Aspire Bakeries Holdings, LLC(8) 6701 Center Dr., Suite 850, Los Angeles, CA 90045, United States	Food Products	9.59% (S + 4.25%)	12/13/2030	2,992,500	2,964,618	3,003,722	0.5%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
AssuredPartners, Inc(6)(8) 200 Colonial Center Parkway, Suite 140, Lake Mary, FL 32746, United States	Insurance	8.84% (S + 3.50%)	2/14/2031	9,975,000	9,962,877	10,012,406	1.8%
Asurion, LLC 648 Grassmere Park, Suite 300, Nashville, TN 37211, United States	Insurance	8.71% (S + CSA + 3.25%)	12/23/2026	2,984,536	2,943,225	2,963,808	0.5%
Asurion, LLC(6)(8) 648 Grassmere Park, Suite 300, Nashville, TN 37211, United States	Insurance	8.71% (S + CSA + 3.25%)	7/30/2027	4,974,293	4,941,395	4,897,366	0.9%
Athletico Management, LLC(6) 2122 York Rd Ste 300, Oak Brook, IL, 60523-1925, United States	Healthcare Providers and Services	9.73% (S + CSA + 4.25%)	2/2/2029	7,080,500	7,056,896	5,904,819	1.2%
Autokiniton US Holdings, Inc. (6) (7) (8) 17757 Woodland Dr, New Boston, MI, 48164-9265, United States	Auto Components	9.46% (S + CSA + 4.00%)	4/6/2028	8,011,433	8,016,294	8,065,791	1.5%
Aveanna Healthcare LLC(4)(6) 17480 North Dallas Parkway, Suite 221, Addison, TX 75287, United States	Healthcare Providers and Services	9.20% (S + CSA + 3.75%)	6/30/2028	5,070,319	5,039,239	4,867,532	0.9%
Bach Finance Limited(4)(8) 4th Floor, Nova South, 160 Victoria St, London SW1E 5LB, United Kingdom	Diversified Consumer Services	9.10% (S + 3.75%)	2/26/2031	2,000,000	1,995,759	2,019,250	0.4%
Barracuda Networks, Inc.(6)(8) 3175 Winchester Blvd, Campbell, CA 95008, United States	Software	9.81% (S + 4.50%)	8/15/2029	10,372,348	10,133,567	10,367,837	1.9%
B’laster Holdings, LLC(7) 8500 Sweet Valley Drive, Valley View, OH 44125, United States	Chemicals	10.80% (S + 5.50%)	10/16/2029	4,422,250	4,336,308	4,414,524	0.8%
Boxer Parent Company, Inc.(6)(8) John Hancock Tower, 200 Clarendon Street, Boston, MA 02116, United States	Software	9.34% (S + 4.00%)	12/29/2028	9,950,000	9,904,943	9,982,835	1.8%
Carroll County Energy LLC(6) 2022 Kensington Rd NE, Carrollton, OH 44615, United States	Independent Power and Renewable Electricity Producers	9.33% (S + 4.25%)	6/20/2031	5,000,000	4,950,000	5,006,250	0.9%
Castle US Holding Corporation(7) 130 E Randolph St, 7th Floor, Chicago, IL, United States	Professional Services	9.36% (S + CSA + 3.75%)	1/27/2027	1,949,474	1,944,671	1,222,076	0.2%
Castle US Holding Corporation(6)(7) 130 E Randolph St, 7th Floor, Chicago, IL, United States	Professional Services	9.61% (S + CSA + 4.00%)	1/31/2027	5,960,650	5,925,573	3,749,637	0.7%
CCI Buyer, Inc.(6)(7)(8) 12447 SW 69th Ave, Portland, OR 97223, United States	Wireless Telecommunication Services	9.33% (S + 4.00%)	12/17/2027	9,676,111	9,670,614	9,698,028	1.8%
CCS-CMGC Holdings, Inc.(6) 1283 Murfreesboro Rd., Ste. 500, Nashville, Tennessee 37217, United States	Healthcare Providers and Services	11.11% (S + CSA + 5.50%)	10/1/2025	5,272,028	5,248,252	3,387,752	0.6%
CDK Global(8) 1950 Hassell Rd, Hoffman Estates, Illinois, 60169, United States	Software	8.58% (S + 3.25%)	7/6/2029	3,970,000	3,866,144	3,924,107	0.7%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Cengage Learning Acquisitions, Inc. (fka TL Acquisitions, Inc.)(4)(6)(8) 20 Channel Center Street, Boston, MA 02210, United States	Diversified Consumer Services	9.54% (S + 4.25%)	3/18/2031	5,985,000	5,942,829	6,009,329	1.1%
Congruex Group LLC(7) 2595 Canyon Blvd, Suite 400, Boulder, CO 80302, United States	Construction and Engineering	11.23% (S + CSA + 5.75%)	4/28/2029	6,125,000	6,010,961	4,767,302	0.9%
Connectwise LLC(6)(8) 4110 George Road, Suite 200, Tampa, FL 33634, United States	IT Services	9.10% (S + CSA + 3.50%)	9/29/2028	10,784,694	10,775,336	10,725,378	2.0%
Consolidated Communications, Inc.(4)(6)(8) 121 South 17th Street, Mattoon, IL 61938, United States	Diversified Telecommunication Services	8.96% (S + CSA + 3.50%)	10/2/2027	8,428,009	7,997,256	8,055,196	1.5%
ConvergeOne Holdings, Inc.(6)(7) 10900 Nesbitt Avenue South, Bloomington, MN 55437, United States	IT Services	11.09% (S + 5.75%)	6/4/2030	1,737,165	1,700,049	1,724,136	0.3%
Corelogic, Inc.(6)(8) 40 Pacifica, Suite 900, Irvine, CA 92618, United States	Internet Software and Services	8.96% (S + CSA + 3.50%)	6/29/2028	9,769,770	9,708,626	9,640,662	1.8%
CP Atlas Buyer, Inc(6)(8) 1521 North Cooper, Suite 500. Arlington, TX 76011, United States	Building Products	9.19% (S + CSA + 3.75%)	11/23/2027	6,792,045	6,724,567	6,641,533	1.2%
CPM Holdings, Inc.(6)(8) 2975 Airline Circle, Waterloo, IA 50703, United States	Machinery	9.83% (S + 4.50%)	9/27/2028	8,009,750	7,961,945	7,965,536	1.5%
Creation Technologies, Inc.(4)(6)(7)(8) 8999 Fraserton Court, Burnaby, BC V5J 5H8, Canada	Electronic Equipment, Instruments and Components	11.08% (S + CSA + 5.75%)	9/14/2028	9,892,366	9,677,606	9,224,632	1.7%
Crown Subsea Communications Holding, Inc.(6)(8) 250 Industrial Way W, Eatontown, NJ, 07724-2206, United States	Construction and Engineering	10.08% (S + 4.75%)	1/30/2031	5,450,000	5,399,611	5,471,555	1.0%
Curia Global, Inc.(6)(8) 26 Corporate Circle, Albany, NY 12203, United States	Healthcare Providers and Services	9.18% (S + CSA + 3.75%)	8/30/2026	4,776,197	4,768,857	4,511,046	0.8%
Deerfield Dakota Holding, LLC(6)(8) 55 E 52nd St, 17th FL, New York, NY 10055, United States	Diversified Financial Services	9.08% (S + 3.75%)	4/9/2027	4,800,000	4,766,924	4,803,552	0.9%
Delivery Hero SE(4)(6) Oranienburger Strasse 70, Berlin, Berlin 10117, Germany	Diversified Consumer Services	10.32% (S + 5.00%)	12/12/2029	7,481,250	7,445,053	7,557,933	1.4%
Delta Topco, Inc.(6) 2390 Mission College Blvd #501, Santa Clara, CA, 95054, United States	IT Services	8.85% (S + 3.50%)	11/30/2029	10,000,000	9,975,000	10,007,300	1.8%
DIRECTV Financing, LLC(8) 2250 E Imperial Hwy, El Segundo, CA 90245, United States	Media	10.46% (S + CSA + 5.00%)	8/2/2027	2,151,993	2,141,175	2,158,987	0.4%
Dotdash Meredith, Inc.(6)(8) 28 Liberty S, 7th Floor, New York, NY 10005, United States	Media	9.43% (S + CSA + 4.00%)	11/23/2028	10,747,442	10,708,185	10,765,337	2.0%
ECI Software Solutions, Inc.(8) 5455 Rings Road, Suite 100, Dublin, OH 43017, United States	Software	9.08% (S + 3.75%)	5/31/2030	2,821,311	2,815,271	2,841,893	0.5%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
ECL Entertainment, LLC(7) 8978 Spanish Ridge Ave., Las Vegas, NV 89148, United States	Hotels, Restaurants and Leisure	9.34% (S + 4.00%)	9/3/2030	4,975,000	4,885,632	5,002,984	0.9%
Edelman Financial Engines Center, LLC, The(6)(8) 4000 Legato Rd, 8th Floor, Fairfax, VA 22033, United States	Diversified Financial Services	8.59% (S + 3.25%)	4/7/2028	9,755,045	9,697,273	9,780,213	1.8%
EFS Cogen Holdings I, LLC(6)(7)(8) 2581 Brunswick Avenue, Linden, New Jersey 07036, United States	Independent Power and Renewable Electricity Producers	9.10% (S + CSA + 3.50%)	10/29/2027	6,860,395	6,865,074	6,889,929	1.3%
Endurance International Group, Inc., The(6)(8) The 10 Corporate Drive, Suite 300, Burlington, MA 01803, United States	Professional Services	8.94% (S + CSA + 3.50%)	2/10/2028	4,614,812	4,567,459	4,297,543	0.8%
EnergySolutions, LLC(8) 299 South Main Street, Suite 1700, Salt Lake City, UT 84111, United States	Commercial Services and Supplies	9.09% (S + 3.75%)	9/20/2030	2,930,663	2,897,417	2,957,229	0.5%
Enverus Holdings, Inc.(7) 2901 Via Fortuna, Ste 200, Austin, TX 78746, United States	Software	10.84% (S + 5.50%)	12/22/2029	6,200,676	6,106,049	6,205,480	1.1%
EP Purchaser, LLC(8) 2950 North Hollywood Way, Burbank, CA 91505, United States	Professional Services	10.10% (S + CSA + 4.50%)	11/6/2028	4,949,866	4,894,470	4,968,428	0.9%
EPIC Y-Grade Services, LP(6)(8) 18615 Tuscany Stone Ste 300 San Antonio, TX, 78258, United States	Energy Equipment and Services	11.05% (S + 5.75%)	6/29/2029	10,000,000	9,757,261	10,007,800	1.8%
Fertitta Entertainment, LLC(6)(8) 129 East Fremont Street, Las Vegas, NV 89101, United States	Hotels, Restaurants and Leisure	9.08% (S + 3.75%)	1/29/2029	7,331,250	7,309,406	7,348,185	1.3%
Fiesta Purchaser, Inc.(6)(8) 100 Lincoln Way East, Massillon, OH 44646, United States	Food Products	9.34% (S + 4.00%)	2/15/2031	5,000,000	4,953,520	5,040,925	0.9%
Filtration Group Corporation(6)(8) 600 West 22nd Street, Suite 300, Oak Brook, IL 60523, United States	Industrial Conglomerates	8.96% (S + CSA + 3.50%)	10/21/2028	3,949,846	3,916,566	3,973,604	0.7%
First Brands Group, LLC(6)(8) 3255 W Hamlin Road, Rochester, Michigan 48309, United States	Auto Components	10.59% (S + CSA + 5.00%)	3/30/2027	8,673,541	8,683,079	8,631,561	1.6%
Flexera Software LLC(7)(8) 300 Park Blvd, Suite 500, Itasca, IL 60143, United States	Software	8.83% (S + 3.50%)	3/3/2028	8,666,128	8,651,006	8,709,458	1.6%
Fugue Finance, LLC(4)(8) 160 Victoria Street, Westminster, London, SW1E 5LB, United Kingdom	Diversified Consumer Services	9.35% (S + 4.00%)	1/31/2028	3,925,362	3,865,725	3,960,121	0.7%
Gainwell Acquisition Corp.(6)(8) 5615 High Point Dr, Irving, TX 75038, United States	Healthcare Providers and Services	9.43% (S + CSA + 4.00%)	10/1/2027	8,742,499	8,628,492	8,487,481	1.5%
Galway Borrower LLC(7)(12) One California St, Suite 400, San Francisco, CA 94111, United States	Insurance	10.69% (S + CSA + 5.25%)	9/29/2028	76,798	30,926	82,176	0.0%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Garda World Security Corporation(4)(6)(8) 1390 Barre Street, Montreal, QC H3C 1N4, Canada	Diversified Consumer Services	9.59% (S + 4.25%)	2/12/2029	9,874,623	9,661,392	9,948,683	1.8%
Generation Bridge Northeast, LLC(6)(8) 200 Clarendon St, 55th Floor, Boston, Massachusetts 02116, United States	Independent Power and Renewable Electricity Producers	8.84% (S + 3.50%)	8/22/2029	4,400,883	4,361,911	4,433,890	0.8%
Genuine Financial Holdings LLC(4)(6)(8) 100 Centerview Drive, Suite 300, Nashville, TN 37214, United States	Professional Services	9.33% (S + 4.00%)	9/27/2030	10,437,419	10,383,937	10,416,544	1.9%
Global Medical Response, Inc.(6) 6363 S Fiddlers Green Circle, 14th Floor, Greenwood Village, CO 80111, United States	Healthcare Providers and Services	10.85% (S + 6.00%)	10/31/2028	9,055,893	9,034,732	8,788,744	1.6%
Gloves Buyer, Inc.(6)(8) 25 British American Blvd., Latham, NY 12110, United States	Industrial Conglomerates	9.46% (S + CSA + 4.00%)	1/20/2028	3,979,484	3,979,484	3,963,327	0.7%
Great Outdoors Group, LLC (6) (8) 1935 South Campbell Avenue, Springfield, MO 65807, United States	Specialty Retail	9.21% (S + CSA + 3.75%)	3/6/2028	6,901,225	6,883,839	6,904,123	1.3%
Grinding Media Inc.(6)(7)(8) 8116 Wilson Road, Kansas City, MO 64125, United States	Metals and Mining	9.56% (S + CSA + 4.00%)	9/21/2028	10,834,360	10,802,294	10,793,732	2.0%
GS AcquisitionCo, Inc.(7)(13) 8529 Six Forks Rd, Raleigh, NC 27615, United States	Software	10.58% (S + 5.25%)	5/25/2028	255,680	244,128	256,640	0.0%
GS AcquisitionCo, Inc.(7)(14) 8529 Six Forks Rd, Raleigh, NC 27615, United States	Software	10.58% (S + 5.25%)	5/25/2028	160,000	154,383	157,600	0.0%
HAH Group Holding Company LLC (6) (8) 33 S State St, Ste 500, Chicago, IL, 60603, United States	Healthcare Providers and Services	10.45% (S + CSA + 5.00%)	10/22/2027	700,122	687,256	703,623	0.1%
HAH Group Holding Company LLC (6) (8) 33 S State St, Ste 500, Chicago, IL, 60603, United States	Healthcare Providers and Services	10.45% (S + CSA + 5.00%)	10/20/2027	5,532,823	5,431,209	5,560,488	1.0%
HAH Group Holding Company LLC (6) (8) 33 S State St, Ste 500, Chicago, IL, 60603, United States	Healthcare Providers and Services	10.45% (S + CSA + 5.00%)	10/29/2027	3,979,664	3,962,774	3,999,562	0.7%
Hamilton Projects Acquiror, LLC(6) 1209 Orange Street, Wilmington, DE 19801, United States	Electric Utilities	9.09% (S + 3.75%)	6/2/2031	8,000,000	7,980,426	8,061,440	1.5%
Helios Software Holdings, Inc.(4)(6)(8) 1345 Sixth Avenue, 50th floor, New York NY 10105, United States	Diversified Financial Services	9.08% (S + 3.75%)	7/18/2030	4,471,281	4,376,095	4,488,853	0.8%
Help/Systems Holdings, Inc. (6) (8) 11095 Viking Drive, Suite 100, Eden Prairie, MN 55344, United States	Software	9.43% (S + CSA + 4.00%)	11/19/2026	6,743,661	6,721,928	6,090,369	1.1%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Idemia Group S.A.S.(4)(6)(8) 4250 Pleasant Valley Road, Chantilly, VA 20151, United States	Internet Software and Services	9.58% (S + 4.25%)	9/30/2028	6,982,500	7,006,089	7,020,694	1.3%
Idera, Inc.(6)(8) Brookhollow Ctr III, 2950 North Loop Freeway W, Suite 700, Houston, TX 77092, United States	IT Services	9.23% (S + CSA + 3.75%)	3/2/2028	9,674,774	9,649,876	9,620,353	1.8%
IMA Financial Group, Inc.(7) 8200 East 32nd Street North, Wichita, KS 67226, United States	Insurance	8.59% (S + 3.25%)	10/16/2028	4,887,500	4,872,900	4,896,664	0.9%
Imagefirst Holdings, LLC(7) 900 East 8th Avenue, Suite 200, King Of Prussia, PA 19406, United States	Healthcare Providers and Services	9.58% (S + 4.25%)	4/27/2028	5,782,050	5,694,985	5,782,050	1.1%
Imagefirst Holdings, LLC(7) 900 East 8th Avenue, Suite 200, King Of Prussia, PA 19406, United States	Healthcare Providers and Services	9.59% (S + 4.25%)	4/27/2028	1,165,141	1,148,184	1,165,141	0.2%
Inception Finco S.a r.l.(4)(7) 2, Rue Edward Steichen, Luxembourg, 2540, Luxembourg	Healthcare Providers and Services	9.83% (S + 4.50%)	4/18/2031	4,000,000	3,980,326	4,029,380	0.7%
Indicor, LLC(8) 6901 Professional Parkway East, Suite 200, Sarasota, FL 34240, United States	Software	8.58% (S + 3.25%)	11/22/2029	3,950,200	3,833,206	3,970,780	0.7%
Indy US Holdco, LLC(6)(8) 200 West Jackson Boulevard, Chicago, Illinois 60606, United States	Media	11.59% (S + 6.25%)	3/6/2028	10,513,900	9,870,126	10,540,184	1.9%
Ineos US Finance LLC(4)(6)(8) 38 Hans Crescent, Knightsbridge, London, SW1X 0LZ, United Kingdom	Chemicals	9.09% (S + 3.75%)	1/30/2031	5,000,000	4,953,228	5,018,750	0.9%
Infinite Bidco, LLC(6)(8) 17792 Fitch, Irvine, CA 92614, United States	Electronic Equipment, Instruments and Components	9.34% (S + CSA + 3.75%)	3/2/2028	6,313,776	6,280,123	6,073,063	1.1%
Infinite Bidco, LLC 17792 Fitch, Irvine, CA 92614, United States	Electronic Equipment, Instruments and Components	11.84% (S + 6.25%)	3/2/2028	2,955,000	2,949,320	2,947,613	0.5%
Inmar, Inc.(6)(7)(8) 635 Vine Street, Winston-Salem, NC 27101, United States	Professional Services	10.84% (S + 5.50%)	5/1/2026	7,743,454	7,546,822	7,772,492	1.4%
Invenergy Thermal Operating I LLC(7)(8) 1 South Wacker Drive, Chicago, IL 60606, United States	Independent Power and Renewable Electricity Producers	9.67% (S + CSA + 4.50%)	8/14/2029	4,408,254	4,351,030	4,463,358	0.8%
Invenergy Thermal Operating I LLC(7)(8) 1 South Wacker Drive, Chicago, IL 60606, United States	Independent Power and Renewable Electricity Producers	9.67% (S + CSA + 4.25%)	8/14/2029	387,823	382,835	392,670	0.1%
Ivanti Software, Inc.(8) 10377 South Jordan Gateway, Suite 110, South Jordan, UT 84095, United States	Software	9.56% (S + CSA + 4.00%)	12/1/2027	967,500	966,605	765,534	0.1%
Ivanti Software, Inc.(6)(8) 10377 South Jordan Gateway, Suite 110, South Jordan, UT 84095, United States	Software	9.81% (S + CSA + 4.25%)	12/1/2027	8,807,884	8,698,931	7,027,767	1.3%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
IVC Acquisition, Ltd.(4)(6)(8) The Chocolate Factory, Keynsham, Bristol BS31 2AU, United Kingdom	Professional Services	10.08% (S + 5.50%)	12/6/2028	7,597,939	7,512,267	7,621,683	1.4%
Jack Ohio Finance LLC(7) 100 Public Sq., Floor 3, Cleveland, OH, 44113, United States	Hotels, Restaurants and Leisure	10.21% (S + CSA + 4.75%)	10/31/2028	4,868,828	4,872,260	4,884,068	0.9%
Kestrel Acquisition, LLC(6)(8) 1731 Hunterstown Rd, Gettysburg, PA 17325, United States	Independent Power and Renewable Electricity Producers	9.71% (S + CSA + 4.25%)	5/2/2025	14,270,970	14,098,748	14,269,186	2.6%
Kleopatra Finco S.a.r.l(4)(8) 3585 Kloeckner Road, Gordonsville, VA 22942, United States	Containers and Packaging	10.27% (S + CSA + 4.73%)	2/4/2026	1,935,000	1,933,488	1,814,063	0.3%
LBM Acquisition LLC(6)(7)(8) 1000 Corporate Grove Drive, Buffalo Grove, IL 60089, United States	Building Products	9.18% (S + CSA + 3.75%)	12/31/2027	10,539,685	10,435,027	10,377,901	1.9%
Life Time, Inc.(4)(6)(8) 2901 Corporate Pl, Chanhassen, MN 55317, United States	Hotels, Restaurants and Leisure	9.59% (S + 4.00%)	1/15/2026	7,582,556	7,573,735	7,627,255	1.4%
Lifescan Global Corporation(6) 20 Valley Stream Pkwy., Malvern, PA 19355, United States	Healthcare Equipment and Supplies	11.93% (S + CSA + 6.50%)	12/31/2026	5,161,021	5,152,793	2,481,574	0.5%
Lightstone Holdco LLC(6)(8) 500 Alexander Park, Princeton, NJ, 08540, United States	Independent Power and Renewable Electricity Producers	11.08% (S + 5.75%)	2/1/2027	13,898,503	13,310,008	13,713,861	2.5%
Lightstone Holdco LLC(6)(8) 500 Alexander Park, Princeton, NJ, 08540, United States	Independent Power and Renewable Electricity Producers	11.08% (S + 5.75%)	2/1/2027	786,148	752,904	775,704	0.1%
LogMeIn, Inc.(6) 333 Summer Street, Boston, MA 02210, United States	IT Services	10.18% (S + CSA + 4.75%)	4/28/2028	4,130,865	4,100,043	3,666,142	0.7%
LogMeIn, Inc.(6) 333 Summer Street, Boston, MA 02210, United States	IT Services	10.18% (S + CSA + 4.75%)	4/28/2028	4,130,865	4,096,881	2,086,087	0.4%
Logrhythm, Inc.(7) 4780 Pearl East Circle, Boulder, CO 80301, United States	IT Services	12.83% (S + 7.50%)	7/2/2029	6,363,636	6,363,636	6,363,636	1.2%
Magenta Buyer LLC(6) 6220 America Center Drive, San Jose, CA 95002, United States	Software	10.59% (S + CSA + 5.00%)	7/27/2028	5,362,500	5,331,307	3,006,352	0.5%
Maverick 1, LLC 5001 Plaza On The Lake, Suite 111, Austin, TX 78746, United States	Software	9.84% (S + CSA + 4.25%)	5/18/2028	4,950,000	4,749,201	4,948,540	0.9%
Max US Bidco Inc. 1601 Wewatta Street, Suite 650, Denver, CO 80202, United States	Food Products	10.34% (S + 5.00%)	10/3/2030	5,710,688	5,445,894	5,403,738	1.0%
Medical Solutions L.L.C.(6)(7)(8) 1010 N. 102nd Street, Suite 300, Omaha, Nebraska 68114, United States	Healthcare Providers and Services	8.69% (S + CSA + 3.25%)	10/6/2028	7,876,433	7,604,253	6,004,363	1.1%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Mermaid Bidco, Inc. 733 S. Marquette Ave, Suite 600, Minneapolis, MN 55402, United States	Software	9.59% (S + 4.25%)	12/22/2027	1,980,000	1,948,486	1,984,950	0.4%
Michael Baker International, LLC(7) 500 Grant Street, Suite 5400, Pittsburgh, PA 15219, United States	Construction and Engineering	10.09% (S + 4.75%)	12/1/2028	6,109,375	6,069,258	6,132,285	1.1%
Micro Holding Corp.(6)(8) 909 North Pacific Coast, Highway, 11th Floor, El Segundo, CA 90245, United States	IT Services	9.59% (S + 4.25%)	5/3/2028	9,737,482	9,518,344	9,739,478	1.8%
Midwest Veterinary Partners, LLC(6)(8) 20450 Civic Center Dr, Southfield, MI 48076, United States	Healthcare Providers and Services	9.08% (S + 3.75%)	4/27/2028	12,515,625	12,460,482	12,539,092	2.3%
Minotaur Acquisition, Inc.(7) 2001 Spring Road, Suite 700, Oak Brook, IL 60523, United States	Diversified Financial Services	10.35% (S + 5.00%)	5/10/2030	6,976,744	6,976,744	6,803,372	1.2%
Mitchell International, Inc.(6) 6220 Greenwich Drive, San Diego, CA 92122, United States	Software	8.59% (S + 3.25%)	6/17/2031	5,000,000	4,975,053	4,963,700	0.9%
MLN US HoldCo LLC(6) 1146 North Alma School Road Mesa, AZ 85201, United States	Diversified Telecommunication Services	9.95% (S + CSA + 4.50%)	12/31/2025	4,056,188	4,025,123	456,321	0.1%
Momentive Performance Materials USA, LLC(6)(8) 260 Hudson River Road, Waterford, NY 12188, United States	Chemicals	9.84% (S + 4.50%)	3/29/2028	3,826,563	3,703,313	3,826,563	0.7%
Motion Acquisition Limited(4)(6) 2-4 Rue Eugene Ruppert, Luxembourg, 2453, Luxembourg	Hotels, Restaurants and Leisure	8.83% (S + 3.50%)	11/12/2029	3,491,250	3,474,178	3,496,487	0.6%
MRI Software, LLC(7)(15) 28925 Fountain Parkway, Solon, OH 44139, United States	Software	11.08% (S + 5.75%)	2/10/2027	1,177,272	1,119,628	1,197,762	0.2%
NAPA Management Services Corporation(6)(8) 68 South Service Road, Suite 350, Melville, NY 11747, United States	Healthcare Providers and Services	10.69% (S + CSA + 5.25%)	2/23/2029	9,812,360	9,672,120	9,414,763	1.7%
Natgasoline LLC(6)(8) 2366 Sulphur Plant Road, Beaumont, TX 77705, United States	Chemicals	8.96% (S + CSA + 3.50%)	10/31/2025	4,383,317	4,355,172	4,369,619	0.8%
National Mentor Holdings, Inc.(6)(8) 313 Congress Street, 5th Floor, Boston, MA 02210, United States	Healthcare Providers and Services	9.18% (S + CSA + 3.75%)	2/18/2028	291,993	291,481	276,335	0.1%
National Mentor Holdings, Inc.(6)(8) 313 Congress Street, 5th Floor, Boston, MA 02210, United States	Healthcare Providers and Services	9.18% (S + CSA + 3.75%)	2/18/2028	8,994,711	8,979,755	8,512,370	1.6%
Nexus Buyer LLC(6)(8) 1300 N 17th Street, Suite 1800, Arlington, VA 22209, United States	Diversified Financial Services	9.84% (S + 4.50%)	12/11/2028	9,975,000	9,747,331	9,996,197	1.8%
NGL Energy Operating LLC(4)(8) 6120 South Yale Avenue, Suite 805, Tulsa, OK 74136, United States	Oil, Gas and Consumable Fuels	9.84% (S + 4.50%)	1/27/2031	3,990,000	3,962,818	4,008,873	0.7%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Nielsen Consumer Inc.(6) 200 W Jackson Blvd, Chicago, IL 60606, United States	Media	11.59% (S + 4.75%)	3/6/2028	2,236,079	2,230,489	2,241,669	0.4%
Northstar Group Services, Inc.(7) 7 Penn Plaza, 370 7th Avenue, Suite 1803, New York, NY 10001, United States	Construction and Engineering	10.01% (S + 4.75%)	5/8/2030	7,350,000	7,314,352	7,379,069	1.3%
NSM Top Holdings Corp.(6)(8) 1209 N Orange St, Wilmington, DE 19801, United States	Healthcare Equipment and Supplies	10.68% (S + CSA + 5.25%)	11/12/2026	4,860,051	4,848,078	4,872,225	0.9%
OMNIA Partners, LLC(6)(8) 5001 Aspen Grove Dr, Franklin, TN 37067, United States	Professional Services	8.57% (S + 3.75%)	7/25/2030	7,581,000	7,596,205	7,594,001	1.4%
OneDigital Borrower LLC(6) 200 Galleria Pkwy SE, Suite 1950. Atlanta, GA 30339, United States	Insurance	8.59% (S + 3.25%)	6/13/2031	8,000,000	7,960,000	7,990,040	1.5%
OneDigital Borrower LLC(6)(8) 200 Galleria Pkwy SE, Suite 1950. Atlanta, GA 30339, United States	Insurance	9.69% (S + CSA + 4.25%)	11/16/2027	11,716,549	11,646,411	11,701,903	2.1%
Ontario Gaming GTA Limited Partnership(4)(6)(8) 39 Wynford Driver, North York, M3C 3K5, Canada	Hotels, Restaurants and Leisure	9.58% (S + 4.25%)	8/1/2030	4,975,000	4,951,354	5,005,298	0.9%
Orchid Merger Sub II, LLC(4)(6) 4235 Redwood Ave, Marina del Rey, California, 90066, United States	Software	10.23% (S + CSA + 4.75%)	7/27/2027	3,969,961	3,837,046	2,421,676	0.4%
Oregon Clean Energy, LLC(6) 816 North Lallendorf Road, Oregon, OH 43616, United States	Independent Power and Renewable Electricity Producers	9.19% (S + 4.00%)	6/26/2030	2,438,763	2,426,569	2,450,957	0.4%
Outcomes Group Holdings, Inc. (6) (8) 1277 Treat Blvd, Suite 800, Walnut Creek, CA 94597, United States	Healthcare Providers and Services	9.59% (S + 4.25%)	5/6/2031	4,550,000	4,528,501	4,570,270	0.8%
Padagis, LLC(6)(8) 1251 Lincoln Rd, Allegan, MI 49010, United States	Pharmaceuticals	10.31% (S + CSA + 4.75%)	7/31/2028	9,088,235	9,010,931	8,906,471	1.6%
Patriot Growth Insurance Services, LLC(7)(16) 501 Office Center Drive, Suite 215, Fort Washington, PA 19034, United States	Insurance	11.05% (S + 5.75%)	10/14/2028	1,529,125	1,461,577	1,509,129	0.3%
Peraton Corp.(7)(8) 12975 Worldgate Drive, Herndon, VA 20170, United States	Aerospace and Defense	9.19% (S + CSA + 3.75%)	2/1/2028	8,732,233	8,744,060	8,743,803	1.6%
Planet US Buyer LLC(6)(8) 9 West 57th Street, 32nd Floor, New York, NY 10019, United States	Professional Services	8.82% (S + 3.50%)	2/7/2031	5,000,000	4,989,639	5,038,125	0.9%
Pluto Acquisition I, Inc.(6) 17855 North Dallas Pkwy, Dallas, TX 75287, United States	Healthcare Providers and Services	10.95% (S + CSA + 5.50%)	6/20/2028	1,331,311	1,331,311	1,347,952	0.2%
PMHC II Inc.(6)(8) 15311 Vantage Parkway West, Suite 350, Houston, TX 77032, United States	Chemicals	9.71% (S + CSA + 4.25%)	4/23/2029	10,971,678	10,792,840	10,730,301	2.0%
Prairie ECI Acquiror LP(6)(8) 200 W. 115th Street, Suite 350, Leawood, KS 66211, United States	Oil, Gas and Consumable Fuels	10.09% (S + 4.75%)	8/1/2029	12,096,353	11,989,235	12,119,094	2.2%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Pretium PKG Holdings, Inc. 15450 South Outer Forty Drive, Suite 120, Chesterfield, MO 63017, United States	Containers and Packaging	7.83% (S + 5.00%)	10/2/2028	1,502,979	1,455,238	1,549,571	0.3%
Project Alpha Intermediate Holding, Inc.(6)(8) 211 South Gulph Road, Suite 500, King of Prussia, PA, 19406	Software	9.07% (S + 3.75%)	10/28/2030	9,975,000	9,834,752	10,017,942	1.8%
Project Boost Purchaser, LLC(6)(8) 320 E Big Beaver Rd #500, Troy, MI 48083, United States	Professional Services	8.96% (S + CSA + 3.50%)	6/1/2026	5,820,000	5,817,689	5,831,960	1.1%
Project Boost Purchaser, LLC(8) 320 E Big Beaver Rd #500, Troy, MI 48083, United States	Professional Services	8.96% (S + CSA + 3.50%)	6/1/2026	4,973,890	4,980,097	4,984,261	0.9%
Prometric Holdings, Inc.(6)(8) 7941 Corporate Dr., Nottingham, MD 21236, United States	Diversified Consumer Services	10.21% (S + CSA + 4.75%)	1/31/2028	5,678,106	5,585,883	5,719,272	1.0%
PS Holdco, LLC(7)(8) 1810 Avenue C Birmingham, AL, 35218, United States	Road and Rail	9.71% (S + CSA + 4.25%)	10/31/2028	8,838,393	8,837,674	8,877,105	1.6%
PT Intermediate Holdings III, LLC(7) 1200 Greenbriar Dr., Addison, IL 60101, United States	Machinery	8.58% (S + 3.25%)	4/9/2030	9,622,781	9,564,781	9,609,793	1.8%
Quest Software US Holdings Inc.(6) 4 Polaris Way, Aliso Viejo, CA 92656, United States	Software	9.73% (S + CSA + 4.25%)	2/1/2029	9,333,750	9,262,983	6,956,257	1.3%
Radiology Partners, Inc.(6)(8) 2330 Utah Ave, Suite 200, El Segundo, CA 90245, United States	Healthcare Providers and Services	9.09% (S + CSA + 5.00%)	1/31/2029	5,346,026	5,343,655	5,084,070	0.9%
RC Buyer, Inc.(8) 1400 Morgan Road, Dyersburg, TN 38024, United States	Auto Components	8.96% (S + CSA + 3.50%)	7/28/2028	2,037,556	2,035,054	2,042,965	0.4%
RealPage, Inc.(6) 4000 International Parkway, Carrollton, TX 75007, United States	Real Estate Management and Development	8.46% (S + CSA + 3.00%)	4/24/2028	6,807,500	6,802,960	6,628,327	1.2%
RealTruck Group, Inc. 4414 Sw College Rd, Suite 1410, Ocala, FL 34474, United States	Auto Components	10.46% (S + CSA + 5.00%)	1/31/2028	1,995,000	1,952,412	1,992,516	0.4%
RealTruck Group, Inc.(6) 4414 Sw College Rd, Suite 1410, Ocala, FL 34474, United States	Auto Components	8.96% (S + CSA + 3.50%)	1/20/2028	6,874,100	6,872,277	6,862,998	1.3%
Red Planet Borrower, LLC(6)(8) 1255 Battery St, Suite 500, San Francisco, CA 94111, United States	Internet Software and Services	8.94% (S + CSA + 3.50%)	10/2/2028	10,515,934	10,438,488	10,208,868	1.9%
Redstone Holdco 2 LP(6)(7) 174 Middlesex Turnpike, Bedford, MA 01730, United States	IT Services	10.21% (S + CSA + 4.75%)	4/14/2028	4,892,258	4,871,159	4,412,548	0.8%
Refresco(4)(6)(8) 8112 Woodland Center Blvd., Tampa, FL 33614, United States	Food Products	9.07% (S + 3.75%)	7/12/2029	4,925,250	4,909,551	4,960,121	0.9%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Renaissance Holding Corp. (6) (8) 2911 Peach Street, Wisconsin Rapids, WI 54494, United States	Software	9.60% (S + 4.25%)	4/8/2030	11,674,127	11,538,531	11,679,555	2.1%
Restoration Hardware, Inc. (4) (6) (8) 15 Koch Road, Corte Madera, CA 94925, United States	Household Durables	8.69% (S + CSA + 3.25%)	10/20/2028	4,974,684	4,863,079	4,862,753	0.9%
Rocket Software, Inc.(6)(8) 77 4th Avenue, Waltham, MA 02451, United States	Software	10.09% (S + 4.75%)	11/28/2028	11,288,353	11,058,716	11,349,367	2.1%
Rohm Holding GmbH (4) (6) (7) (8) Moenckebergstrasse 31/5 OG, Hamburg, 20095, Germany	Chemicals	10.84% (S + 5.50%)	1/31/2029	8,709,077	8,702,378	8,142,987	1.5%
Runner Buyer Inc.(7) 286 Prospect Plains Rd, Cranbury, NJ 08512, United States	Household Durables	10.96% (S + CSA + 5.50%)	10/20/2028	4,887,500	4,855,876	2,900,609	0.5%
Ryan, LLC(7) 13155 Noel Road, 3 Galleria Tower, Suite 100, Dallas, TX 75240, United States	Professional Services	8.84% (S + 3.50%)	11/8/2030	4,873,500	4,783,997	4,902,459	0.9%
Simon & Schuster, Inc.(8) 1230 Avenue of the Americas, New York, NY 10020, United States	Media	9.33% (S + 4.00%)	10/30/2030	1,995,000	1,977,085	1,999,569	0.4%
Sovos Compliance, LLC(7) 200 Ballardvale Street, 4th Floor, Wilmington, MA 01887, United States	Software	9.96% (S + CSA + 4.50%)	7/28/2028	3,902,945	3,900,176	3,878,064	0.7%
Specialty Building Products Holdings, LLC(6)(7)(8) 2160 Satellite Blvd, Suite 450, Duluth, GA 30097, United States	Building Products	9.19% (S + CSA + 3.75%)	10/5/2028	9,775,000	9,764,257	9,737,806	1.8%
Summer BC Holdco B LLC(4)(6)(7)(8) 4 Rue Lou Hemmer, Luxembourg-Findel, L-1748, Luxembourg	Media	10.59% (S + CSA + 5.00%)	2/12/2029	9,838,063	9,786,666	9,891,336	1.8%
Talen Energy Supply, LLC (4) (6) (8) 4 Rue Lou Hemmer, Luxembourg-Findel, L-1748, Luxembourg	Independent Power and Renewable Electricity Producers	8.83% (S + 3.50%)	5/17/2030	2,187,429	2,129,558	2,214,771	0.4%
Talen Energy Supply, LLC (4) (6) (8) 4 Rue Lou Hemmer, Luxembourg-Findel, L-1748, Luxembourg	Independent Power and Renewable Electricity Producers	8.83% (S + 3.50%)	5/17/2030	1,790,476	1,742,710	1,812,857	0.3%
Tank Holding Corp.(17) 6940 O St., Ste. 100, Lincoln, Nebraska 68510, United States	Containers and Packaging	11.44% (S + CSA + 6.00%)	3/31/2028	402,218	387,390	391,002	0.1%
Tank Holding Corp. 6940 O St., Ste. 100, Lincoln, Nebraska 68510, United States	Containers and Packaging	11.19% (S + CSA + 5.75%)	3/31/2028	2,474,747	2,432,528	2,439,173	0.4%
Tank Holding Corp. 6940 O St., Ste. 100, Lincoln, Nebraska 68510, United States	Containers and Packaging	11.44% (S + CSA + 6.00%)	3/31/2028	2,073,750	2,038,735	2,047,828	0.4%
Tecta America Corp.(6)(7)(8) 9450 West Bryn Mawr, Suite 500, Rosemont, IL 60018, United States	Construction and Engineering	9.46% (S + CSA + 4.00%)	4/6/2028	8,454,354	8,443,509	8,502,797	1.5%
Thryv, Inc.(4)(6) 2200 W Airfield Dr., P.O. BOX 619810, Dallas, TX 75261, United States	Professional Services	12.09% (S + 6.75%)	5/1/2029	7,688,571	7,612,974	7,832,732	1.4%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Titan US Finco, LLC(4)(7) Level 5, 2 Market Lane, Wellington Central, Wellington 6011, New Zealand	Media	9.60% (S + CSA + 4.00%)	10/6/2028	5,865,000	5,856,437	5,883,357	1.1%
Tosca Services, LLC(6) 303 Peachtree Center Avenue, Suite 110, Atlanta, GA 30303, United States	Containers and Packaging	9.09% (S + CSA + 3.50%)	8/18/2027	6,793,990	6,756,992	5,720,302	1.0%
Touchdown Acquirer Inc.(6)(8) Campbellweg 30 Nijverdal, 7443 PV Netherlands	Household Durables	9.33% (S + 4.00%)	2/7/2031	4,101,796	4,083,603	4,131,496	0.8%
Transnetwork, LLC(7) 4900 Woodway Drive, Suite 1250, Houston, TX 77056, United States	Diversified Financial Services	10.83% (S + 5.50%)	12/29/2030	5,174,000	5,088,827	5,212,805	0.9%
U.S. Renal Care, Inc.(6)(7)(8) 5851 Legacy Circle, Suite 900, Plano, TX 75024, United States	Healthcare Providers and Services	10.46% (S + CSA + 5.00%)	6/20/2028	7,797,565	7,718,396	6,846,262	1.2%
UKG Inc.(6)(8) 2000 Ultimate Way, Weston, FL 33326, United States	Software	8.58% (S + 3.25%)	2/10/2031	9,975,000	9,868,650	10,024,027	1.8%
US Radiology Specialists, Inc.(6)(8) 305 Church at North Hills Street, Suite 1250, Raleigh, NC 27609, United States	Healthcare Providers and Services	10.73% (S + CSA + 5.25%)	12/10/2027	12,481,706	12,425,857	12,542,555	2.3%
Veracode(6)(8) 64 Willow Pl, Suite 100, Menlo Park, CA 94025, United States	Software	9.93% (S + CSA + 4.50%)	4/20/2029	8,646,000	8,614,678	8,066,718	1.5%
VeriFone Systems, Inc.(6) 88 West Plumeria Drive, San Jose, CA 95134, United States	Commercial Services and Supplies	9.60% (S + CSA + 4.00%)	8/20/2025	9,117,361	8,951,893	7,500,351	1.4%
Vision Solutions, Inc.(6)(8) 15300 Barranca Parkway, Suite 100, Irvine, CA 92618, United States	IT Services	9.84% (S + CSA + 4.25%)	4/24/2028	10,719,885	10,697,412	10,572,487	1.9%
Vocus Group DD T/L(4)(8) 452 Flinders St,, Level 10, Melbourne, VIC 3000, Australia	Diversified Telecommunication Services	9.11% (S + CSA + 3.50%)	7/20/2028	1,965,000	1,950,074	1,972,379	0.4%
WarHorse Gaming, LLC 7055 South 1st Street, Lincoln, NE 68512, United States	Hotels, Restaurants and Leisure	14.69% (S + CSA + 9.25%)	6/30/2028	5,000,000	4,818,236	5,100,000	0.9%
Waterbridge NDB Operating LLC(6) 5555 San Felipe Suite 1200, Houston, TX 77056, United States	Energy Equipment and Services	9.83% (S + 4.50%)	5/7/2029	5,000,000	4,950,997	5,033,350	0.9%
Watlow Electric Manufacturing Company(6)(8) 12001 Lackland Road, Saint Louis, MO 63146, United States	Electrical Equipment	9.34% (S + CSA + 3.75%)	3/2/2028	7,945,706	7,942,150	7,949,242	1.4%
WestJet Loyalty LP(4)(6)(8) 22 Aerial Place N.E.. Calgary, Alberta, T2E 3J1, Canada	Airlines	9.05% (S + 3.75%)	2/14/2031	5,000,000	4,952,713	5,028,750	0.9%
Wilsonart LLC(6)(8) 2501 Wilsonart Drive, PO Box 6110, Temple, TX 76503, United States	Building Products	8.68% (S + CSA + 3.25%)	12/18/2026	5,327,030	5,292,834	5,335,154	1.0%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Xplor T1, LLC(7) 11330 Olive Blvd, Ste 200, Creve Coeur, MO 63141, United States	Professional Services	9.60% (S + 4.25%)	6/13/2031	7,250,000	7,213,791	7,250,000	1.3%
Total First Lien Senior Secured				1,266,983,007	$1,254,519,047	$1,226,934,913	223.6%

Second Lien Senior Secured(2)
American Rock Salt Company LLC 5520 Route 63, PO Box 190, Mount Morris, NY 14510, United States	Metals and Mining	12.86% (S + CSA + 7.25%)	6/4/2029	2,750,000	2,769,026	2,241,250	0.3%
ARC Falcon I Inc.(6)(8) 1000 Holcomb Woods Parkway, Suite 342, Roswell, GA 30076, United States	Chemicals	12.44% (S + CSA + 7.00%)	9/24/2029	3,000,000	2,911,921	2,748,750	0.5%
Aruba Investments, Inc.(6)(8) 1500 East Lake Cook Road Buffalo Grove, IL 60089, United States	Chemicals	13.19% (S + CSA + 7.75%)	10/27/2028	3,350,000	3,318,425	3,211,813	0.6%
Asurion, LLC(6)(8) 648 Grassmere Park, Suite 300, Nashville, TN 37211, United States	Insurance	10.71% (S + CSA + 5.25%)	1/19/2029	9,000,000	8,845,766	8,328,510	1.5%
Barracuda Networks, Inc. 3175 Winchester Blvd, Campbell, CA 95008, United States	Software	12.31% (S + 7.00%)	8/15/2030	4,000,000	3,879,628	3,820,000	0.7%
DCert Buyer, Inc.(8) 2801 North Thanksgiving Way, Suite 500, Lehi, Utah 84043, United States	IT Services	12.34% (S + 7.00%)	2/19/2029	1,500,000	1,499,321	1,346,250	0.2%
Delta Topco, Inc.(6) 2390 Mission College Blvd #501, Santa Clara, CA, United States	IT Services	10.60% (S + 5.25%)	12/24/2030	4,500,000	4,477,833	4,576,500	0.8%
Edelman Financial Engines Center, LLC, The(8) 4000 Legato Rd., 8th Floor, Fairfax, VA 22033, United States	Diversified Financial Services	10.59% (S + 5.25%)	10/20/2028	2,500,000	2,493,764	2,509,375	0.5%
First Brands Group, LLC 3255 W Hamlin Road, Rochester, Michigan 48309, United States	Auto Components	14.14% (S + CSA + 8.50%)	3/24/2028	3,000,000	2,986,224	2,917,500	0.5%
Gainwell Acquisition Corp. 5615 High Point Dr, Irving, TX 75038, United States	Healthcare Providers and Services	13.40% (S + CSA + 8.00%)	10/2/2028	5,400,000	5,240,603	5,062,500	0.9%
Help/Systems Holdings, Inc. 11095 Viking Drive, Suite 100, Eden Prairie, MN 55344, United States	Software	12.20% (S + CSA + 6.75%)	11/19/2027	3,656,217	3,659,176	2,856,419	0.5%
Idera, Inc. 2950 North Loop Freeway W, Suite 700, Houston, TX 77092, United States	IT Services	12.23% (S + CSA + 6.75%)	2/5/2029	3,353,659	3,368,310	3,290,777	0.6%
Infinite Bidco, LLC(6)(8) 17792 Fitch, Irvine, CA 92614, United States	Electronic Equipment, Instruments and Components	12.59% (S + CSA + 7.00%)	2/24/2029	2,729,999	2,727,210	2,320,499	0.4%
Ivanti Software, Inc. 10377 South Jordan Gateway, Suite 110, South Jordan, UT 84095, United States	Software	12.81% (S + CSA + 7.25%)	12/1/2028	3,000,000	3,009,063	2,025,000	0.4%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Magenta Buyer LLC 6220 America Center Drive, San Jose, CA 95002, United States	Software	13.84% (S + CSA + 8.25%)	7/27/2029	5,000,000	4,992,441	1,553,475	0.3%
Mitchell International, Inc. (6) (8) 6220 Greenwich Drive, San Diego, CA 92122, United States	Software	10.59% (S + 5.25%)	6/7/2032	7,500,000	7,462,500	7,495,350	1.4%
Nexus Buyer LLC 1300 N 17th Street, Suite 1800, Arlington, VA 22209, United States	Diversified Financial Services	11.69% (S + CSA + 6.25%)	11/1/2029	5,000,000	4,953,452	4,987,500	0.9%
OneDigital Borrower LLC(8) 200 Galleria Pkwy SE, Suite 1950. Atlanta, GA 30339, United States	Insurance	10.59% (S + 5.75%)	6/14/2032	5,000,000	4,975,000	4,987,500	0.9%
Peraton Corp. 12975 Worldgate Drive, Herndon, VA 20170, United States	Aerospace and Defense	13.18% (S + CSA + 7.75%)	2/26/2029	2,898,876	2,946,337	2,916,385	0.5%
Pretium PKG Holdings, Inc. (6) (7) 15450 South Outer Forty Drive, Suite 120, Chesterfield, MO 63017, United States	Containers and Packaging	8.50% (S + 3.20%)	10/2/2028	5,563,423	5,528,581	4,845,742	0.9%
Pretium PKG Holdings, Inc. (6) 15450 South Outer Forty Drive, Suite 120, Chesterfield, MO 63017, United States	Containers and Packaging	12.33% (S + CSA + 6.75%)	9/30/2029	2,000,000	1,985,615	1,200,000	0.2%
Quest Software US Holdings Inc. 4 Polaris Way, Aliso Viejo, CA 92656, United States	Software	12.98% (S + CSA + 7.50%)	2/1/2030	3,000,000	2,965,185	1,504,680	0.3%
RealPage, Inc. 4000 International Parkway, Carrollton, TX 75007, United States	Real Estate Management and Development	11.96% (S + CSA + 6.50%)	4/23/2029	5,000,000	4,931,250	4,892,850	0.9%
Vision Solutions, Inc.(8) 15300 Barranca Parkway, Suite 100, Irvine, CA 92618, United States	IT Services	12.84% (S + CSA + 7.25%)	4/23/2029	5,500,000	5,441,813	5,314,375	1.0%
Total Second Lien Senior Secured				98,202,174	97,368,444	86,953,000	15.7%
Corporate Bonds
Acrisure, LLC 5664 Prairie Creek Drive, Southeast, Caledonia, MI 49316, United States	Insurance	7.50%	11/6/2030	2,000,000	2,000,000	2,002,500	0.5%
Acrisure, LLC 5664 Prairie Creek Drive, Southeast, Caledonia, MI 49316, United States	Insurance	8.50%	6/15/2029	2,000,000	2,000,000	2,027,500	0.4%
Altice Financing S.A.(4) Rue Hildegard von Bingen, 1282 Luxembourg, Luxembourg	Diversified Telecommunication Services	5.00%	1/15/2028	3,000,000	2,648,639	2,310,000	0.4%
KOBE US Midco 2 Inc East Lake Cook Road Buffalo Grove, IL 60089, United States	Chemicals	9.25% Cash/10.00% PIK	11/1/2026	2,094,750	2,084,590	1,699,366	0.3%
Total Corporate Bonds				9,094,750	8,733,229	8,039,366	1.6%
Total Debt Investments				$1,374,279,931	$1,360,620,720	$1,321,927,279	240.9%

CLO Mezzanine(2)
522 Funding CLO 2020-6, Ltd.(4)	Structured Note	13.63% (S + 8.04%)	10/23/2034	2,800,000	2,733,624	2,513,516	0.5%
APID 2016-24A(4)	Structured Note	11.39% (S + 5.80%)	10/20/2030	2,200,000	2,137,218	2,203,570	0.3%
ARES 2019-53A(4)	Structured Note	12.43% (S + 6.85%)	4/24/2031	2,500,000	2,505,985	2,520,997	0.4%

Portfolio Company(3)	Industry	Interest Rate	Maturity Date	Principal/ Par	Amortized Cost(1)(5)	Fair Value	Percentage of Net Assets
Carlyle US CLO 2020-2, Ltd(4)	Structured Note	14.12% (S + 8.53%)	1/25/2035	4,000,000	3,903,400	3,729,210	0.7%
CIFC 2018-4A(4)	Structured Note	11.48% (S + 5.90%)	10/17/2031	2,900,000	2,886,100	2,908,060	0.5%
CIFC 2023-2A(4)	Structured Note	13.30% (S + 7.97%)	1/21/2037	2,700,000	2,769,593	2,872,800	0.5%
GLM 2021-9A FR(4)	Structured Note	13.78% (S + 8.46%)	4/20/2037	3,000,000	2,911,327	3,025,678	0.6%
GoldenTree Loan Management US 2020-7A(4)	Structured Note	13.34% (S + 7.75%)	4/20/2034	2,000,000	1,909,217	2,002,325	0.4%
GoldenTree Loan Management US 2021-10A(4)	Structured Note	13.38% (S + 7.79%)	7/20/2034	1,250,000	1,220,927	1,242,227	0.2%
GOST 2024-1A E(4)	Structured Note	11.83% (S + 6.50%)	4/20/2033	2,500,000	2,500,000	2,505,558	0.5%
HLM 2023-18A(4)	Structured Note	14.29% (S + 8.97%)	7/20/2036	3,400,000	3,552,773	3,584,092	0.7%
MUZ88 2022-1A(4)	Structured Note	13.38% (S + 8.05%)	10/15/2037	3,000,000	3,062,100	3,088,066	0.6%
Thayer Park CLO, Ltd.(4)	Structured Note	14.46% (S + 8.87%)	4/20/2034	1,300,000	1,267,473	1,231,573	0.2%
Total CLO Mezzanine				33,550,000	33,359,737	33,427,672	6.1%

CLO Equity
Babson CLO 2018-4A, Ltd.(4)	Structured Subordinated Note	NA	10/15/2030	4,000,000	1,566,656	1,309,130	0.2%
Dryden 86 CLO, Ltd.(4)	Structured Subordinated Note	NA	7/17/2030	6,000,000	3,973,700	2,878,230	0.5%
HPS Loan Management 12-2018, Ltd.(4)	Structured Subordinated Note	NA	7/18/2031	7,500,000	2,088,484	1,629,000	0.3%
Long Point Park CLO, Ltd.(4)	Structured Subordinated Note	NA	1/17/2030	6,358,000	2,687,071	1,499,312	0.3%
Regatta XII Funding Ltd.(4)	Structured Subordinated Note	NA	10/15/2032	6,000,000	3,843,303	3,073,951	0.6%
Signal Peak CLO, LLC(4)	Structured Subordinated Note	NA	10/26/2034	5,000,000	2,137,919	1,464,645	0.3%
Stratus CLO Series 2021-1A(4)	Structured Subordinated Note	NA	12/29/2029	2,000,000	—	47,200	0.0%
Total CLO Equity				36,858,000	16,297,133	11,901,468	2.2%

			Number of Shares	Cost	Fair Value	Percentage of Net Assets
Equity Investments
PVKG Investments Holdings Inc(4)	IT Services	NA	89,288	1,258,194	1,258,194	0.2%
Total Equity Investments			89,288	1,258,194	1,258,194	0.2%
Total Equity and Other Investments			70,497,288	$50,915,064	$46,587,334	8.5%
	Number of Shares	Cost	Fair Value	Percentage of Net Assets
Short-Term Investments
Fidelity Investments Money Market Government Portfolio – Institutional Class, 5.25%(9)	40,433,204	40,433,204	40,433,204	7.4%
Morgan Stanley Liquidity Funds US Dollar Treasury Liquidity Fund – Institutional Class 5.13%(9)	22,628,951	22,628,951	22,628,951	4.1%
Total Short-Term Investments	63,062,155	$63,062,155	$63,062,155	11.5%
Total Investments		$1,474,597,939	$1,431,576,768	260.9%
Liabilities in Excess of Other Assets			(882,786,537)	(160.9)%
Net Assets			$548,790,231	100.0%

____________

(1)      The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.

(2)      Loan contains a variable rate structure, subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) (which can include one-, two-, three- or six-month LIBOR), the Secured Overnight Financing Rate (“SOFR” or “S”), SOFR + Credit Spread Adjustment (S+CSA), where the Credit Spread Adjustment is a defined additional spread amount based on the tenor of SOFR the borrower selects, the Euro Interbank Offered Rate (“Euribor” or “E”), the U.S. Prime Rate (“P”), or an alternate base rate (which can include the Federal Funds Effective Rate), at the borrower’s option, and which reset periodically based on the terms of the loan agreement. For the holdings as of June 30, 2024 that have S+CSA as the base rate, the credit spread adjustment ranges from 1.2bps to 42.8bps.

(3)      As of June 30, 2024, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Company owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(4)      Non-qualifying investment as defined by Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2024, 16.2% of the Company’s total assets were in non-qualifying investments.

(5)      As of June 30, 2024, the tax cost of the Company’s investments approximates their amortized cost.

(6)      Security or portion thereof held within Palmer Square BDC Funding I, LLC (“PS BDC Funding”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Bank of America, N.A. (“BofA N.A.”) (see Note 6 to the consolidated financial statements).

(7)      Security or portion thereof held within Palmer Square BDC Funding II, LLC (“PS BDC Funding II”) and is pledged as collateral supporting the amounts outstanding under a revolving credit facility with Wells Fargo Bank, National Association (“WFB”) (see Note 6 to the consolidated financial statements).

(8)      Security or portion thereof held within Palmer Square BDC CLO I, LLC (“PS BDC CLO I Funding”) and is pledged as collateral supporting the notes offered in the CLO Transaction (see Note 6 to the consolidated financial statements).

(9)      7-day effective yield as of June 30, 2024.

(10)    Of the $703,928.57 commitment to Accession Risk Management Group, Inc., $429,642.86 was unfunded as of June 30, 2024.

(11)    Of the $851,480 commitment to Aptean Inc., $810,041.31 was unfunded as of June 30, 2024.

(12)    Of the $559,500 commitment to Galway Borrower LLC, $482,701.71 was unfunded as of June 30, 2024.

(13)    Of the $4,799,360.02 commitment to GS AcquistionCo Inc., $4,543,680.02 was unfunded as of June 30, 2024.

(14)    Of the $1,200,000 commitment to GS AcquistionCo Inc., $1,040,000 was unfunded as of June 30, 2024.

(15)    Of the $6,363,630 commitment to MRI Software, LLC, $5,186,358.45 was unfunded as of June 30, 2024.

(16)    Of the $4,999,125 commitment to Patriot Growth Insurance Services, LLC, $3,470,000 was unfunded as of June 30, 2024.

(17)    Of the $898,217.50 commitment to Tank Holding Corp., $495,000 was unfunded as of June 30, 2024.

DETERMINATION OF NET ASSET VALUE

Although we are only required by the 1940 Act to determine our NAV at the end of each quarter and disclose it in connection with the filing of our annual and quarterly reports with the SEC, we intend to determine our NAV per share of common stock at the end of each month and disclose such determined monthly NAV or, in the case of a month-end that coincides with a quarter-end, an estimate of such monthly NAV via the filing of a current report on Form 8-K with the SEC within 20 days after each month-end. The NAV per share of our outstanding shares of common stock is determined quarterly/monthly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.

We conduct the valuation of our assets, pursuant to which our NAV shall be determined, at all times consistent with U.S. GAAP and the 1940 Act. We apply Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. Fair value is defined as the price that the Company would receive upon selling an investment or paying to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. Accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs.

Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows:

•        Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.

•        Level 2 — Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

•        Level 3 — Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date.

A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.

Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. We evaluate the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), we consider various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered includes the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.

The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which permits a BDC’s board of directors to either (i) choose to continue to determine fair value in good faith, or (ii) designate its investment adviser as the valuation designee tasked with determining fair value in good faith, subject to the board’s oversight. Our Board has designated the Investment Advisor to serve as our valuation designee effective August 11, 2022.

Under procedures established by our Board, we value investments for which market quotations are readily available at such market quotations. Assets listed on an exchange will be valued at their last sales prices as reported to the consolidated quotation service at 4:00 P.M. Eastern Time on the date of determination. If no such sales of such securities occurred, such securities will be valued at the mean between the last available bid and ask prices as reported by an independent, third party pricing service on the date of determination (unless the prices provided by the pricing service is believed by the Investment Advisor to be unreliable or a significant event has occurred subsequent to the provision of the prices that the Investment Advisor determines will affect the fair value of the securities). Debt and equity securities that are not publicly traded or whose market prices are not readily available (or for which either of the events noted in the parenthetical immediately above occur) are valued at fair value by the Investment Advisor. Such determination of fair values may involve subjective judgments and estimates, although we will also engage independent valuation providers to review the valuation of each portfolio investment that constitutes a material portion of our portfolio and that does not have a readily available market quotation at least once annually. With respect to unquoted securities, our Investment Advisor will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. With respect to Level 3 assets, we intend to retain one or more independent providers of financial advisory services to assist the Investment Advisor by performing certain limited third-party valuation services. We may appoint additional or different third-party valuation firms in the future.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs with respect to a fair-valued portfolio company or comparable company, the Investment Advisor will use the pricing indicated by the external event in connection with its fair value determination process. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by the Investment Advisor using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had readily available market quotations existed for such investments, and the differences could be material.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

DESCRIPTION OF CAPITAL STOCK

As of September 27, 2024, Palmer Square Capital BDC Inc., a Maryland corporation (“we,” “our,” “us” or the “Company”), has one class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”): our common stock, par value $0.001 per share. Our common stock is listed on the NYSE under the ticker symbol “PSBD.”

The following description of our capital stock is based on relevant portions of the Maryland General Corporation Law (“MGCL”) and on the Company’s Articles of Amendment and Restatement (as amended or supplemented from time to time, the “Articles of Incorporation”) and the Company’s bylaws (the “Bylaws”). This summary is not necessarily complete, and we refer you to the MGCL and our Articles of Incorporation and Bylaws, forms of which are incorporated by reference as an exhibit to our Annual Report on Form 10-K, for a more detailed description of the provisions summarized below.

Capital Stock

Under the terms of our Articles of Incorporation, our authorized stock consists of 450,000,000 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share. There is currently no market for our common stock, and we can offer no assurances that a market for our shares of common stock will develop in the future. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our Articles of Incorporation our board of directors (the “Board”) is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our Articles of Incorporation also provide that the Board, without any action by our stockholders, may amend the Articles of Incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and non-assessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by the Articles of Incorporation, federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will not be able to elect any directors.

Preferred Stock

Our Articles of Incorporation authorize our Board to classify and reclassify any unissued shares of capital stock into classes or series of preferred stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by our Articles of Incorporation, to set the preferences, conversion and other rights, voting powers (including exclusive voting rights), restrictions, limitations as to dividends or other distributions, qualifications, and terms and conditions of redemption thereof, for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. However, any issuance of preferred stock will be required to comply with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66.7% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately from the holders of common stock on a proposal to cease operations as a business development company (“BDC”). We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. The Company does not currently intend to issue preferred stock.

Provisions of the MGCL and Our Articles of Incorporation and Bylaws

Maryland Anti-takeover Law

The MGCL and our Articles of Incorporation and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Articles of Incorporation provide that we have a classified board of directors consisting of three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our Bylaws, as authorized by our Articles of Incorporation, provide that the affirmative vote of the holders of a plurality of all votes cast at a meeting of stockholders duly called, and at which a quorum is present, will be required to elect a director. Under our Articles of Incorporation, our Board may amend the Bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our Articles of Incorporation provide that the number of directors is set only by the Board in accordance with our Bylaws and our Articles of Incorporation. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than the minimum number required by the MGCL nor more than eight. Our Articles of Incorporation provide that, at such time as we have at least three directors that are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our Articles of Incorporation provide that a director, or the entire Board, may be removed only for cause, as defined in our Articles of Incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.

Action by Stockholders

Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our Articles of Incorporation do not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board, (2) pursuant to our notice of meeting or (3) by a stockholder of the Company who is a stockholder of record both at the time of giving of notice provided for in our Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that the Board has determined that directors will be elected at the meeting, by a stockholder of the Company who is a stockholder of record both at the time of giving of notice provided for in our Bylaws, at the record date set by our Board for the purpose of determining stockholders entitled to vote at the annual meeting, and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our Bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, consolidate, convert into another form of business entity, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the corporation’s board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may provide in its Articles of Incorporation for approval of these matters by a lesser or greater percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions discussed below, our Articles of Incorporation provides for approval of these actions by the affirmative vote of stockholders entitled to cast a majority of the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of at least 80% of the votes entitled to be cast thereon, with the holders of each class or series of our stock voting as a separate class, will be necessary to effect any of the following actions:

•        Any amendment to the Articles of Incorporation to make the shares of common stock “redeemable securities” and any other proposal to convert the Company from a “closed-end company” to an “open-end company” (as defined in the 1940 Act);

•        The liquidation or dissolution of the Company and any amendment to the Articles of Incorporation to effect such liquidation or dissolution;

•        Any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of the assets of the Company that the MGCL requires be approved by the stockholders; and

•        Any transaction between (A) the Company and (B) a person, or group of persons acting together (including, without limitation, a “group” for purposes of Section 13(d) of the Exchange Act, or any successor provision), that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly, other than solely by virtue of a revocable proxy, of one-tenth or more of the voting power in the election of directors generally, or any person controlling, controlled by or under common control with, or employed by or acting as an agent of, any such person or member of such group; and

•        Any amendment to, or any amendment inconsistent with, the certain provisions of the Articles of Incorporation including, but not limited to, those provisions related to the composition and classification of the Board, the removal and replacement of directors, provisions relating to the amendment of the Bylaws and the requirements listed in this paragraph pertaining to certain extraordinary actions requiring the approval of at least 80% of the votes entitled to be cast on certain matters.

However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our Articles of Incorporation as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our Articles of Incorporation and Bylaws provide that the Board will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, our Articles of Incorporation provide that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board determines such rights apply.

Control Share Acquisitions

Subtitle 7 of Title 3 of the MGCL (the “Control Share Act”) provides that, once a corporation has at least 100 beneficial owners of its capital stock and subject to certain limited exceptions not applicable to the Company, control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•        one-tenth or more but less than one-third;

•        one-third or more but less than a majority; or

•        a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of the corporation to call a special meeting of stockholders to be held within 10 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. Such meeting must be held within 50 days after the day on which the corporation has received the request and the undertaking. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved, and without regard to the absence of voting rights of the control shares. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation. Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if the Board determines that it would be in our best interests and if the Securities and Exchange Commission (the “SEC”) staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. Currently, the SEC staff takes the position that if a BDC fails to opt out of the Control Share Act, its actions are inconsistent with Section 18(i) of the 1940 Act.

Business Combinations

Under Subtitle 6 of Title 3 of the MGCL (the “Business Combination Act”), once a corporation has at least 100 beneficial owners of its capital stock and subject to certain limited exceptions not applicable to the Company, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•        any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•        an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•        80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•        two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflicts with 1940 Act

Our Articles of Incorporation and Bylaws provide that any provision of the MGCL, including the Control Share Act (if we amend our Bylaws to be subject to such Act) and the Business Combination Act, or any provision of our Articles of Incorporation or Bylaws will be subject to the requirements and limitations of the 1940 Act.

Exclusive Forum

Our Articles of Incorporation provide that, unless we consent in writing to the selection of a different forum, and except for any claims made under the federal U.S. securities laws, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of any duty owed by a director or officer or other employee of the Company to the Company or to the stockholders of the Company or asserting a claim of breach of any standard of conduct set forth in the MGCL, (c) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the MGCL, the Articles of Incorporation or our Bylaws, or (d) any action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine. With respect to any proceeding described in the foregoing sentence that is in the Circuit Court for Baltimore City, Maryland, the Company and its stockholders consent, pursuant to the terms of the Articles of Incorporation, to the assignment of the proceeding to the Business and Technology Case Management Program pursuant to Maryland Rule 16-205 or any successor thereof. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

DESCRIPTION OF PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

You should note that any issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66.7% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. The Company does not currently intend to issue preferred stock.

For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and prospectus supplement relating to such class or series will describe:

•        the designation and number of shares of such class or series;

•        the rate, whether fixed or variable, and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

•        any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

•        the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

•        the voting powers, if any, of the holders of shares of such class or series;

•        any provisions relating to the redemption of the shares of such class or series;

•        any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

•        any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

•        if applicable, a discussion of certain U.S. federal income tax considerations; and

•        any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable class or series of preferred stock.

DESCRIPTION OF SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. You should read the prospectus supplement related to any such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•        the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days)

•        the title of such subscription rights;

•        the exercise price for such subscription rights (or method of calculation thereof);

•        the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•        the number of such subscription rights issued to each stockholder;

•        the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•        if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•        the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•        the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•        any termination right we may have in connection with such subscription rights offering; and

•        any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. You should read the prospectus supplement related to any warrants offering.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•        the aggregate number of such warrants;

•        the title of such warrants;

•        the price or prices at which such warrants will be issued;

•        the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•        if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•        in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•        in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•        the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•        whether such warrants will be issued in registered form or bearer form;

•        if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•        if applicable, the number of such warrants issued with each security;

•        if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•        information with respect to book-entry procedures, if any;

•        the terms of the securities issuable upon exercise of the warrants;

•        if applicable, a discussion of certain U.S. federal income tax considerations; and

•        any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the series of debt securities being offered, as well as the complete indentures and indenture supplement that contain the terms of the debt securities.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including among other things:

•        the designation or title of the series of debt securities;

•        the total principal amount of the series of debt securities;

•        the percentage of the principal amount at which the series of debt securities will be offered;

•        the date or dates on which principal will be payable;

•        the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•        the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•        whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•        the terms for redemption, extension or early repayment, if any;

•        the currencies in which the series of debt securities are issued and payable;

•        whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•        the place or places of payment, transfer, conversion and/or exchange of the debt securities;

•        the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•        the provision for any sinking fund;

•        any restrictive covenants;

•        any Events of Default (as defined in “Events of Default” below);

•        whether the series of debt securities is issuable in certificated form;

•        any provisions for defeasance or covenant defeasance;

•        any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•        whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•        any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•        whether the debt securities are subject to subordination and the terms of such subordination;

•        whether the debt securities are secured and the terms of any security interest;

•        the listing, if any, on a securities exchange; and

•        any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of risks involved with incurring additional leverage, see “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•        how it handles securities payments and notices;

•        whether it imposes fees or charges;

•        how it would handle a request for the holders’ consent, if ever required;

•        whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•        how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•        if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•        an investor cannot cause the debt securities to be registered in his, her or its name and cannot obtain certificates for his, her or its interest in the debt securities, except in the special situations we describe below;

•        an investor will be an indirect holder and must look to his, her or its own bank or broker for payments on the debt securities and protection of his, her or its legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•        an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•        an investor may not be able to pledge his, her or its interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•        the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•        if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•        an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•        DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•        financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•        we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;

•        we do not pay interest on a debt security of the series within 30 days of its due date;

•        we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

•        we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

•        we voluntarily file for bankruptcy or consent to the commencement of certain other events of bankruptcy, insolvency or reorganization;

•        a court of competent jurisdiction enters an order or decree under bankruptcy law that is for relief against us in an involuntary case or proceeding, adjudges us bankrupt or insolvent or orders the winding up or liquidation of us and the continuance of any such decree or order remains undischarged or unstayed for a period of 90 days;

•        the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

•        any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable by a notice in writing to us (and to the trustee if given by such holders). This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•        you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

•        the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

•        the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•        the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•        in the payment of principal, any premium or interest; or

•        in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•        where we merge out of existence or sell substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

•        the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•        we must deliver certain certificates and documents to the trustee; and

•        we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•        change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•        reduce any amounts due on a debt security;

•        reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•        adversely affect any right of repayment at the holder’s option;

•        change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•        impair your right to sue for payment;

•        adversely affect any right to convert or exchange a debt security in accordance with its terms;

•        modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•        reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•        reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•        modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•        change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•        if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•        if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•        for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•        for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•        for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

•        we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•        we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•        we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•        defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•        no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•        satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•        we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•        we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•        we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•        defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

•        no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•        satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•        only in fully registered certificated form;

•        without interest coupons; and

•        unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•        our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•        renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We will appoint a qualified trustee to serve as the trustee under the indenture in connection with our issuance of debt securities thereunder.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of its dividends and other distributions on behalf of the stockholders, unless a stockholder elects to receive cash. As a result, if the Board authorizes, and we declare a cash dividend or other distribution, then stockholders who do not “opt out” of the dividend reinvestment plan will have their cash dividends and distributions automatically reinvested in additional shares of common stock, rather than receiving cash dividends and distributions.

The Board intends to primarily use newly-issued shares to implement the dividend reinvestment plan, whether or not the shares are trading at a price per share at, below or above NAV. However, the Board reserves the right to purchase shares in the open market in connection with the implementation of the dividend reinvestment plan. The Board will examine the full facts and circumstances of each such dividend to determine the approach (i.e., to use newly issued shares or effectuate open market purchases to implement the dividend reinvestment plan) that is in the best interests of stockholders taking into account the Board’s fiduciary duties to stockholders, including by weighing the potential dilution in connection with such issuance to be incurred by the stockholders against our need and usage of reinvested funds, and, if we use newly issued shares to implement the dividend reinvestment plan at a time when the shares are trading at a price below NAV, the stockholders’ receipt of fewer shares than they would have if we had effectuated open market purchases. The number of newly issued shares to be issued to a participant would be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of the common stock at the close of regular trading on a national securities exchange on the dividend payment date. Shares purchased in open market transactions by Equiniti, the plan administrator and our transfer agent, registrar and dividend disbursing agent, will be allocated to a participant based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of the common stock purchased with respect to the dividend.

A registered stockholder may elect to receive an entire distribution in cash by notifying Equiniti in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in noncertificated form.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash dividends will be reinvested, such stockholder will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will generally be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by so notifying the plan administrator by submitting a letter of instruction terminating the participant’s account under the plan to Equiniti. The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us.

If participants withdraw from the plan or the plan is terminated, the plan administrator will cause the shares held for the participant under the plan to be delivered to the participant. If an investor holds common stock with a brokerage firm that does not participate in the plan, such investor will not be able to participate in the plan and any dividend reinvestment may be affected on different terms than those described above.

Stockholders can obtain additional information about the dividend reinvestment plan by contacting Equiniti via telephone at (877) 248-6417 or by mailing a request to Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

PLAN OF DISTRIBUTION

We may offer from time to time, in one or more offerings or series, up to $150,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods.

We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering by us, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of common stock, less any underwriting commissions and discounts or agency fees paid, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the requisite approval of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, such expenses payable by us, as well as any other fees and the expenses incurred by us in connection with any offering of the securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act in connection with an offering of our securities. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market-making transactions in our common stock, preferred stock, subscription rights, warrants or debt securities, as applicable, on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the securities. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is listed on the NYSE under the symbol “PSBD”. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, partnerships and other pass-through entities, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date hereof and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This discussion does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities. The U.S. federal income tax consequences of such an investment will be included in the relevant prospectus supplement.

For purposes of this discussion, a “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•        a citizen or individual resident of the United States;

•        a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

•        a trust if (a) a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person for federal income tax purposes; or

•        an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of the investor’s particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, including the potential application of U.S. withholding taxes, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a BDC, we have elected, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our initial taxable year ended December 31, 2020. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute (or are deemed to distribute) to our stockholders from our earnings and profits. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If we:

•        qualify as a RIC; and

•        satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (generally defined as net long-term capital gains in excess of short-term capital losses) we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a nondeductible U.S. federal excise tax of 4% on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (3) any income realized, but not distributed, in preceding years and on which we paid no federal income tax (“Excise Tax Distribution Requirement”).

To qualify as a RIC for federal income tax purposes, we must, among other things:

•        continue to qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

•        derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to our business of investing in such stock or securities the (“90% Income Test”); and

•        diversify our holdings so that at the end of each quarter of the taxable year:

(i)     at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

(ii)    no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more “qualified publicly-traded partnerships,” (the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships in which we are a partner (other than a “qualified publicly traded partnership”) for purposes of the Diversification Tests.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat distributions that would otherwise constitute qualified distribution income as non-qualified distribution income, (2) treat distributions that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (6) cause us to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our ability to be subject to tax as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so may limit our ability to deduct interest expenses for tax purposes, which is subject to other limitations under U.S. federal income tax law.

We intend to invest a portion of our net assets in below investment grade instruments (rated lower than “Baa3” by Moody’s Investors Service or lower than “BBB-” by Standard & Poor’s Corporation), which are often referred to as “junk” bonds. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary to seek to ensure that we distribute sufficient income so that we do not become subject to U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A portfolio company in which we invest may face financial difficulties that require us to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, result in unusable capital losses and future non-cash income. Any such transaction could also result in our receiving assets that give rise to income that is not qualifying income for purposes of the 90% Income Test.

Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Company.

We may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which we held the PFIC stock. We will be subject to tax on the portion, if any, of the excess distribution that is allocated to our holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though we distribute the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

We may be eligible to elect alternative tax treatment with respect to PFIC stock. Under such an election, we generally would be required to include in our gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, we may be able to elect to mark to market our PFIC stock, resulting in any unrealized gains at year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years with respect to stock in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject us to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time we accrue interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of our investment company taxable income to be distributed to stockholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that we must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, we would not be able to make ordinary distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to stockholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each stockholder’s basis in our shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if we do not qualify for certain cure provisions under the Code, we would be subject to U.S. federal income tax (and any applicable state and local taxes) on all of our taxable income (including our net capital gains) at the regular corporate rate, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations in the Code, such distributions may be eligible for the preferential maximum rate applicable to qualified dividend income of individual stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees may be eligible for a dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we would be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gains at the time of our requalification as a RIC. We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.

The remainder of this discussion assumes that we qualify as a RIC and satisfy the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains, whether paid in cash or reinvested in additional shares. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%, provided that we properly report such distribution as “qualifying dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends. Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gain at least annually, we may in the future decide to retain some or all of our long-term capital gain, but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund for the taxes we paid. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

Certain distributions reported by us as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.

Stockholders generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held the shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock or substantially identical position are purchased or acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. high-income individuals, and certain estates and trusts. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 21% corporate income tax rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We are required to report adjusted cost basis information for covered securities which generally include shares of a RIC acquired after January 1, 2012 to the IRS and to taxpayers. The tax regulations require that we elect a default tax identification methodology to perform the required reporting. We have chosen the first-in-first-out (“FIFO”) method as the default tax lot identification method for our stockholders. This is the method we will use to determine which specific shares are deemed to be sold when a stockholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a stockholder’s Form 1099. However, at the time of purchase or upon the sale of “covered” shares, stockholders may generally choose a different tax lot identification method. Stockholders should consult a tax advisor with regard to their personal circumstances as the Company and its service providers do not provide tax advice. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding.    We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 24%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number generally is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Reportable Transactions Reporting.    If a U.S. stockholder recognizes a loss with respect to shares of our common stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

U.S. Taxation of Tax-Exempt U.S. Stockholders

A U.S. stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. stockholder of the activities we propose to conduct could give rise to UBTI. However, a BDC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law.

Therefore, a tax-exempt U.S. stockholder generally should not be subject to U.S. taxation solely as a result of the stockholder’s ownership of our stock and receipt of dividends with respect to such stock. Moreover, under current law, if we incur indebtedness, such indebtedness generally will not be attributed to a tax-exempt U.S. stockholder. Therefore, a tax-exempt U.S. stockholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to BDCs, the treatment of dividends payable to tax-exempt investors could be adversely affected.

Taxation of Non-U.S. Stockholders

The following discussion applies only to Non-U.S. stockholders. Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, with respect to certain distributions made by RICs to Non-U.S. stockholders, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether any of our distributions will be reported as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains recognized by a Non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or such Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Backup Withholding.    A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend disbursing agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their shares. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required, such as W-8BEN, W-8BEN-E or other applicable series W-8.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Legislative or Other Actions Affecting RICs

The foregoing discussion is only a summary and is based upon existing federal income tax law. You should recognize that the federal income tax treatment of an investment in us may be modified at any time by legislative, judicial or administrative action. Any such changes may have a retroactive effect with respect to existing transactions and investments and may modify the statements made above. You are urged to consult with your own tax advisor with respect to the impact of recent legislation on your investment in our shares.

THE FOREGOING DISCUSSION SHOULD NOT BE CONSIDERED TO DESCRIBE FULLY THE FEDERAL INCOME TAX CONSEQUENCES OF AN INVESTMENT IN US. YOU ARE STRONGLY ADVISED TO CONSULT WITH YOUR TAX ADVISORS WITH RESPECT TO THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN US.

TRANSFER AGENT, REGISTRAR AND DIVIDEND DISBURSING AGENT

Equiniti Trust Company, LLC serves as our transfer agent, registrar and dividend disbursing agent, pursuant to a transfer agency and registrar services agreement. The principal address of Equiniti Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

CUSTODIAN

Our assets are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is One Federal Street, 3rd Floor, Boston, Massachusetts 02110.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since we will generally acquire and dispose of investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, our Investment Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Investment Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Investment Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Investment Advisor may select a broker based partly upon brokerage or research services provided to us, our Investment Advisor and any other accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our Investment Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Dechert LLP, Washington, DC.

EXPERTS

PricewaterhouseCoopers LLP located at Kansas City, Missouri, is our independent registered public accounting. PricewaterhouseCoopers LLP audits our financial statements and provides audit related services and tax services.

The financial statements incorporated in this Prospectus by reference to the Annual Report on Form 10-K for the year ended December 31, 2023 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. The SEC allows us to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC after the date of this prospectus and before the date that the offering of the securities by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus the documents listed below that we have previously filed with the SEC, and any reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering of the securities covered by this prospectus, including all such filings we may file with the SEC after the date of the initial filing of the registration statement of which this prospectus is part and prior to its effectiveness, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K, or other information “furnished” to the SEC, which is not deemed filed is not and will not be incorporated by reference in this prospectus and any accompanying prospectus supplement:

•        our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 28, 2024; and

•        our Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 8, 2024.

To obtain copies of these filings, see “Additional Information.”

ADDITIONAL INFORMATION

This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed or incorporated by reference as an exhibit is qualified in all respects by such exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at www.palmersquarecap.com, and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: c/o Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315 Mission Woods, KS 66205, Attention: Investor Relations, or by telephone (collect) at (816) 994-3200. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at www.sec.gov.

Privacy Policy

The Company looks to protect nonpublic personal data. The Company’s privacy policy summarized below is intended to be compliant with the federal and state regulations as applied to the Company.

From time-to-time nonpublic personal information of our stockholders may be collected as required for legitimate business purposes. The Company may share all of the information that we collect with our Investment Advisor and its affiliates in order to service stockholder accounts or provide stockholders with information about other products and services offered by the Company or the Investment Advisor or its affiliates that may be of interest to them.

In addition, the Company may disclose all of the information that it collects about stockholders to certain third parties who are not affiliated with the Company or the Investment Advisor or its affiliates under one or more of the following circumstances:

1.      As Authorized — if a stockholder requests or authorizes disclosure of the information.

2.      As Required by Law — for example, to cooperate with regulators or law enforcement authorities.

3.      As Permitted by Law — for example, sharing information with companies that maintain, process or service Company or stockholder accounts or financial products and services or who effect, administer or enforce Company or stockholder transactions is permitted. Among other activities, the Company and its Investment Advisor and its affiliates may share information with persons acting in a representative or fiduciary capacity on the Company’s or a stockholder’s behalf. The Company believes that sharing of information for these purposes is essential to providing stockholders with necessary or useful services with respect to their accounts.

The Company and the Investment Advisor and its affiliates restrict access to nonpublic personal information about stockholders internally to those of their respective employees and agents who need to know the information to enable them to provide services to the stockholders. The Company and the Investment Advisor and its affiliates maintain physical, electronic and procedural safeguards to guard stockholder’s nonpublic personal information.

$150,000,000

PALMER SQUARE CAPITAL BDC INC.

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

____________________

PROSPECTUS
              , 2024

____________________

PART C
OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)    Financial Statements

The report of PricewaterhouseCoopers LLP, our independent registered public accounting firm, dated February 28, 2024 and the audited consolidated financial statements as of each of December 31, 2023 and December 31, 2022 and for each of the three years in the period ended December 31, 2023 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus”.

(2)    Exhibits

(a)(1)

Articles of Amendment and Restatement, dated January 17, 2020 (Incorporated by reference to Exhibit 3.1 to Registrant’s Amendment No. 1 to the Registration Statement on Form 10 (File No. 000-56126) filed on January 16, 2020).

(a)(2)

Articles of Amendment to the Articles of Amendment and Restatement, dated December 27, 2023 (Incorporated by reference to Registrant’s Registration Statement on Form N-2/A filed with the SEC on January 8, 2024).

(b)	Bylaws (Incorporated by reference to Exhibit 3.2 to Registrant’s Registration Statement on Form 10 (File No. 000-56126) filed on November 27, 2019).
(c)	Not Applicable.
(d)	Form of Indenture.*
(e)	Dividend Reinvestment Plan (Incorporated by reference to Exhibit 10.8 to Registrant’s Amendment No. 1 to Registration Statement on Form 10 (File No. 000-56126) filed on January 16, 2020).
(f)	Not Applicable.
(g)(1)

Amended and Restated Investment Advisory Agreement by and between the Registrant and Palmer Square BDC Advisor LLC (Incorporated by reference to Registrant’s Registration Statement on Form N-2 filed with the SEC on October 13, 2023).

(i)	Not Applicable.
(j)

Custody Agreement, dated as of December 17, 2019, by and between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit 10.4 to Registrant’s Amendment No. 1 to Registration Statement on Form 10 (File No. 000-56126) filed on January 16, 2020).

(k)(1)

Transfer Agency and Registrar Services Agreement by and between the Registrant and Equiniti Trust Company, LLC (Incorporated by reference to Registrant’s Registration Statement on Form N-2/A filed with the SEC on November 20, 2023).

(k)(2)	Administration Agreement (Incorporated by reference to Exhibit 10.2 to Registrant’s Registration Statement on Form 10 (File No. 000-56126) filed on November 27, 2019).
(k)(3)

Credit Agreement, dated February 18, 2020, by and among Palmer Square BDC Funding I LLC, as the borrower, Bank of America, N.A., as administrative agent and as lender, and BofA Securities, Inc., as sole lead arranger and sole book manager (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on February 20, 2020).

(k)(4)

Sale and Contribution Agreement, dated February 18, 2020, by and between the Registrant, as the seller, and Palmer Square BDC Funding I LLC, as the purchaser (Incorporated by reference to Exhibit 10.2 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on February 20, 2020).

(k)(5)

First Amendment to Credit Agreement, dated October 12, 2020, by and among Palmer Square BDC Funding I LLC, as the borrower, and Bank of America, N.A., as administrative agent and as lender (Incorporated by reference to Exhibit 10.13 to Registrant’s Annual Report on Form 10-K (File No. 814-01334) filed on March 11, 2022).

(k)(6)

Second Amendment to Credit Agreement, dated September 29, 2021, by and among Palmer Square BDC Funding I LLC, as the borrower, and Bank of America, N.A., as administrative agent and as lender (Incorporated by reference to Exhibit 10.1 to Registrant’s Quarterly Report on Form 10-Q (File No. 814-01334) filed on November 15, 2021).

(k)(7)

Loan and Security Agreement, dated December 18, 2020, by and among the Registrant, as the collateral manager, Palmer Square BDC Funding II LLC, as the borrower, Wells Fargo Bank, National Association, as the administrative agent, U.S. Bank National Association, as the collateral agent and custodian, and the lenders party thereto (Incorporated by reference to Exhibit 10.11 to Registrant’s Annual Report on Form 10-K (File No. 000-56126) filed on March 12, 2021).

(k)(8)

Omnibus Amendment to Loan Documents, dated February 3, 2023, by and among Palmer Square BDC Funding I LLC, as the borrower, Bank of America, N.A., as administrative agent and as lender, U.S. Bank Trust Company, National Association, as the collateral administrator, and U.S. Bank National Association, as the intermediary (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on February 9, 2023).

(k)(9)

Amendment No. 3 to Loan and Security Agreement, dated April 10, 2023, by and among Palmer Square BDC Funding II LLC, as the borrower, Palmer Square Capital BDC Inc., as the collateral manager and equityholder, and Wells Fargo Bank, National Association, as administrative agent and as lender (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on April 13, 2023).

(k)(10)	Trademark Licensing Agreement (Incorporated by reference to Exhibit 10.6 to Registrant’s Amendment No. 1 to Registration Statement on Form 10 (File No. 000-56126) filed on January 16, 2020).
(k)(11)

Amendment No. 4 to Loan and Security Agreement, dated December 18, 2023, by and among Palmer Square BDC Funding II LLC, as the borrower, Palmer Square Capital BDC Inc., as the collateral manager and equityholder, Wells Fargo Bank, National Association, as administrative agent and as lender, U.S. Bank Trust Company, National Association, as collateral agent, and U.S. Bank National Association, as custodian (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on December 20, 2023).

(k)(12)

Amendment No. 4 to Credit Agreement, dated March 29, 2024, by and among Palmer Square BDC Funding I LLC, as the borrower, Bank of America, N.A., as administrative agent, BofA Securities, Inc., as sole lead arranger and sole book manager, and the lenders from time to time a party thereto (Incorporated by reference to Exhibit 10.1 to Registrant’s Current Report on Form 8-K (File No. 814-01334) filed on April 4, 2024).

(k)(13)

Note Purchase Agreement, dated as of May 23, 2024, by and among Palmer Square BDC CLO 1, Ltd., as Issuer, Palmer Square BDC CLO 1, LLC, as Co-Issuer, and BofA Securities, Inc., as Initial Purchaser (Incorporated by reference to the Registrant’s Registration Statement on Form 8-K filed with the SEC on May 23, 2024).

(k)(13)

Indenture, dated as of May 23, 2024, by and among Palmer Square BDC CLO 1, Ltd., as Issuer, Palmer Square BDC CLO 1, LLC, as Co-Issuer, and U.S. Bank Trust Company, National Association, as Trustee (Incorporated by reference to the Registrant’s Registration Statement on Form 8-K filed with the SEC on May 23, 2024).

(k)(13)

Collateral Management Agreement, dated as of May 23, 2024, by and between Palmer Square BDC CLO 1, Ltd., as Issuer, and Palmer Square Capital BDC Inc., as Collateral Manager (Incorporated by reference to the Registrant’s Registration Statement on Form 8-K filed with the SEC on May 23, 2024).

(l)	Opinion and Consent of Dechert LLP.*
(m)	Not Applicable.
(n)(1)	Consent of Independent Registered Public Accounting Firm.*
(n)(2)	Power of Attorney (Incorporated by reference to Exhibit (n)(2) to the Registrant’s pre-effective amendment to the Registration Statement on Form N-2 (File No. 333-280961) filed on July 23, 2024).*
(o)	Not Applicable.
(p)	Not Applicable.
(q)	Not Applicable.
(r)(1)	Code of Ethics of Registrant (Incorporated by reference to Registrant’s Registration Statement on Form N-2/A filed with the SEC on November 20, 2023).
(r)(2)	Code of Ethics of Palmer Square BDC Advisor LLC (Incorporated by reference to Registrant’s Registration Statement on Form N-2/A filed with the SEC on November 20, 2023).
(s)	Calculation of Filing Fee Table (Incorporated by reference to Exhibit (s) to the Registrant’s Registration Statement on Form N-2 (File No. 333-280961), filed on July 23, 2024).

____________

*        Filed herewith.

**      To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading Plan of Distribution in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$22,140
Financial Industry Regulatory Authority fees	$23,000
Printing expenses	$(1)
Accounting fees and expenses	$(1)
Legal fees and expenses	$(1)
Miscellaneous	$(1)
Total	$(1)

____________

(1)      These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28. Persons Controlled by or Under Common Control with Registrant

Direct Subsidiary

The following list sets forth our subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by us in such subsidiary:

Palmer Square BDC Funding I LLC	(Maryland)	100%
Palmer Square BDC Funding II LLC	(Maryland)	100%
Palmer Square BDC CLO 1, Ltd.	(Delaware)	100%

Our direct subsidiaries listed above are consolidated for financial reporting purposes.

In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus forming a part of this Registration Statement.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at September 26, 2024.

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	228

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify and advance expenses to any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our charter also permits us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office

We intend to enter into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.

As a BDC, we are not permitted to and will not indemnify the Investment Advisor, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Item 31. Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, and each managing director, director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-117865), and is incorporated herein by reference.

Item 32. Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)    the Registrant, Palmer Square Capital BDC Inc., 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205;

(2)    the Transfer Agent, Equiniti Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;

(3)    the Custodian, U.S. Bank National Association, One Federal Street, 3rd Floor, Boston, Massachusetts 02110; and

(4)    the Investment Advisor, Palmer Square BDC Advisor LLC, 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, Kansas 66205.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.      Not applicable.

2.      Not applicable.

3.      We hereby undertake:

a.      that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

b.      to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

c.      that, for the purpose of determining liability under the Securities Act to any purchaser that:

(1)    if we are relying on Rule 430B:

(A)    each prospectus filed pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

(B)    each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date; or

(2)    if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of this Registration Statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersedes or modify any statement that was made in the Registration Statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

d.      that for the purpose of determining our liability under the Securities Act to any purchaser in the initial distribution of securities, we undertake that in a primary offering of our securities pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)    any preliminary prospectus or prospectus of us relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)    free writing prospectuses relating to the offering prepared by or on behalf of us or used or referred to by us;

(3)    the portion of any other free writing prospectuses or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(4)    any other communication that is an offer in the offering made by us to the purchaser.

4.      Not applicable.

5.      We hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.      The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mission Woods, Kansas on the 27th day of September, 2024.

PALMER SQUARE CAPITAL BDC Inc.
By:	/s/ Christopher D. Long
	Name:	Christopher D. Long
	Title:	Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date
/s/ Christopher D. Long	Chief Executive Officer and	September 27, 2024
Christopher D. Long	Chairman of the Board of Directors (Principal Executive Officer)
/s/ Jeffrey D. Fox	Chief Financial Officer	September 27, 2024
Jeffrey D. Fox	(Principal Financial and Accounting Officer)
*	Director	September 27, 2024
Megan L. Webber
*	Director	September 27, 2024
James W. Neville Jr.
*	Director	September 27, 2024
Christopher C. Nelson

____________

*        Signed by Christopher D. Long, on behalf of those identified pursuant to his designation as an attorney-in-fact signed on July 23, 2024.